-------------------
                               VAN ECK CHUBB FUNDS
                               -------------------


                                  ANNUAL REPORT

                                DECEMBER 31, 1999

                               GLOBAL INCOME FUND

                           GOVERNMENT SECURITIES FUND

                             GROWTH AND INCOME FUND

                                 TAX-EXEMPT FUND

                                TOTAL RETURN FUND

ANALYSIS

                         THE VAN ECK PARTNERSHIP SERIES

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                               VAN ECK/CHUBB FUNDS
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Dear Fellow Shareholder:

A YEAR FOR THE HISTORY BOOKS

As we enter a new century, we have left behind a year--and a decade--that can be characterized by the phrase "it was a period that greatly exceeded expectations." We say this with some awe, given that 1999 marked the ninth consecutive year of steady U.S. economic expansion and was, by our measure, the eighteenth year of a strong bull market for U.S. common stocks. Both of these events made 1999 and the decade of the 1990s record-setting and caused a giddy euphoria among American consumers and investors.

We enter the new millennium with the American horn of plenty overflowing, but this is not simply a domestic phenomenon. Economies worldwide are strengthening, having recovered strongly from the myriad financial and economic crises of the past few years--the fiscal turmoil in Asia, Russia, Latin America, and the hedge fund disasters of 1998. An important impetus to this past decade's tremendous global growth was the fall of communism in 1989, which created the stage for the transformation of global markets and economies--particularly Europe, which gained access to the inexpensive, educated labor force of the Eastern bloc. Benign inflation and rising corporate profits worldwide are the underpinnings of this growth; they are the end result of increased free trade and global competition, and the efficiency gains resulting from the global deployment of productivity-enhancing technology. At the same time, the themes of deregulation, freer capital markets, and the wider acceptance of the importance of corporate shareholder value have all contributed to worldwide economic growth.

This positive picture does have its gray spots, however. There are concerns that the U.S. economy is over-heating, and the Federal Reserve Board continues to predict additional interest rate hikes this year in order to preempt rising inflation. Financial markets continue to be extremely volatile. Although many of the world's stock markets enjoyed spectacular returns in 1999, it was a difficult year for global bond markets. As was the case in 1998, investors experienced mixed results this past year, from positive double-digit stock returns to negative fixed income returns--much depended on the specific asset category. While the specter of rising inflation may help U.S. bond investors comprehend last year's lackluster results, it is not so simple for those U.S. equity investors who failed to garner big returns. It has become increasingly difficult to maintain perspective on equity returns given that the technology-rich Nasdaq Composite Index soared 85.6% in 1999, the best gain in a single year ever by any U.S. stock index. At the same time, the large-cap Dow Jones Industrial Average (DJIA) and the Standard & Poor's 500 Index (S&P 500) gained 27.2% and 21.0%, respectively. The period 1995 to 1999 was one of the best five-year records in U.S. market history. Despite these spectacular results, the actual number of individual stocks contributing to these gains has narrowed considerably over the past two years. There are also many signs that indicate that we may be in the midst of another of history's "euphoric speculative bubbles," as warned by Federal Reserve Board Chairman Alan Greenspan.

With this said, we report mixed news on the Van Eck/Chubb Funds. We are very pleased with the performance of the equity funds. Both the Growth and Income Fund and the Total Return Fund exceeded expectations, and we are proud of the major portfolio restructuring we initiated in late 1998 and early 1999. On the other hand, our fixed income funds had less positive results, although their performance was not out of sync with their relative benchmarks and peer funds--as we have said, 1999 was tough on bonds. The individual reports that follow will give you greater insight into the specific investment results of each Fund.

THE NEW GLOBAL ECONOMY

In past reports, we have traditionally discussed specific market and economic results in this letter. But the dawning of a new century prompts us to reflect on broader themes that are impacting economies and markets. Furthermore, there were few critical events or global crises in 1999 that require lengthy discourse. Yes, a single European currency was launched, equity markets soared, and

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                               VAN ECK/CHUBB FUNDS
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behemoth mega-mergers continued, but 1999 was most significant in that it marked the broader acknowledgement by both investment professionals and the general public of certain watershed themes that have been gestating throughout the decade. We point to two closely linked themes: 1) the U.S. economy is being transformed by technology into a "new economy," a trend also taking hold overseas; and 2) the world has become a truly global, interdependent economy.

In reflecting on the first theme: Heady returns of "dot-com" companies, stratospheric IPOs (initial public offerings), and the recent merger of America Online and Time Warner(1) are all witness to the way in which technology, particularly information technology including the Internet, is changing the American economic landscape. In November 1999, the DJIA revamped its list of companies by replacing Chevron, Goodyear, Sears and Union Carbide with Microsoft, Intel, Home Depot and SBC(2)--the first time in its 103-year history that the Index added listed Nasdaq stocks. While the old economic laws of supply and demand have certainly not changed, some economic relationships have been altered. In some cases, traditional measures of investment value and economic productivity need to be rethought.

Technological improvements have helped American companies become more efficient and productive in their use of the basic inputs of labor, capital and natural resources. As a nation, we are producing better goods and services at lower costs, and delivering them at a faster rate. U.S. economic productivity growth picked up substantially in the 1990s, with the biggest acceleration coming after 1996. The decade's 2.5% average annual growth rate is a full percentage point higher than the 25-year trailing average of 1.5%. We believe that we are in the midst of a second industrial revolution; the magnitude of the advances created by communications technology in our time is equivalent to that which resulted from steel, steam and oil at the end of the 1800s.

This technological metamorphosis is also changing the face of economies worldwide. Productivity gains are being made across all regions, and in many cases at a more rapid rate than we have ever experienced in the developed world. Less developed countries are able to embrace new technologies without having to build or retool basic infrastructure. A good example is mobile cellular communications. Penetration (or usage) rates are much higher in several countries outside the U.S. This is because the U.S. telephone industry is more mature and was originally built on a networked infrastructure of millions of miles of copper wire. By bypassing years of basic infrastructure building, developing countries are able to adopt newer-generation technologies more readily.

The second theme is one that embraces the idea that we are entering an era of a truly global economy. Currently, there is a greater exchange of goods and services among nations than at any other time in the modern era. This has been fueled by the trend of nation states to embrace both democracy and free-market capitalism. In addition, communications technology, especially via the borderless Internet, is dramatically accelerating the speed of international transactions and information exchange. Generally speaking, the tremendous productivity trends that have occurred in the U.S. are taking place throughout both the developed and the developing world. All of this has greatly benefited the consumer.

For investors, the New Global Economy does not mean that financial markets are immune to corrections and that economies are not prone to reversals in confidence. Take, for example, the U.S. equity market, the key for investors going forward will be to identify those companies that are embracing the new paradigms of our technology-based economy-- those enterprises that can continue to grow and sustain growth over time. A critical issue for companies going forward will be size--in many cases, bigger will mean better. The investment in technology needed to successfully compete in the new global economy is tremendous; bigger, wealthier companies will continue to have the advantage.

INVESTMENT OUTLOOK FOR 2000

We are optimistic about this coming year; perhaps the Y2K bug's failure to create massive meltdowns as the clocks turned is the first positive harbinger. The general economic theme that we operated under

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                               VAN ECK/CHUBB FUNDS
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last year will continue to guide us in 2000. Prosperity will continue and there appears little on the horizon to disrupt it. U.S. economic growth will slow somewhat in the coming year. Monetary policy will continue to command the attention of financial markets in the next few months. The Federal Reserve is likely to keep a lid on the U.S. economy by tightening short-term rates 0.50% to 0.75% in February and March. The November 2000 U.S. presidential election will command attention as the year progresses, with markets starting to anticipate the impact of increased government spending on social programs--the current rhetoric of both Democrats and Republicans. Outside the U.S., we believe that economies will continue to strengthen; Continental Europe and Asia should continue to recover, while Latin America should stabilize. Nevertheless, financial markets will remain volatile.

There are considerable opportunities for investors as we enter the new century and take advantage of the new global economy. We will do our part to guide you with our conservative time-tested approach, continuing to manage each Fund by weighing the upside potential with downside risk of each portfolio security. This has been our strategy for successful long-term investing. All of us at Van Eck/Chubb Funds wish you and your family a prosperous new millennium.

[PHOTO OF MICHAEL O'REILLY]

/s/ MICHAEL  O'REILLY
-------------------------------------
MICHAEL  O'REILLY
PRESIDENT
VAN ECK/CHUBB FUNDS
PRESIDENT AND CHIEF OPERATING OFFICER
CHUBB ASSET MANAGERS, INC.

January 31, 2000

----------
(1)America Online was not held by any of the Van Eck/Chubb Funds at December 31, 1999. Time Warner accounted for 2.3% of the total net assets of the Van Eck/Chubb Growth and Income Fund at year end.

(2)Of these eight companies, Intel and Microsoft were the only two companies held by the Van Eck/Chubb Funds at December 31, 1999. In the Van Eck/Chubb Growth and Income Fund, Intel accounted for 1.4% and Microsoft 2.8% of total net assets at year end. In the Van Eck/Chubb Total Return Fund, Intel accounted for 1.4% and Microsoft 2.3% of total net assets at year end.

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                        VAN ECK/CHUBB GLOBAL INCOME FUND
--------------------------------------------------------------------------------

THE VAN ECK/CHUBB GLOBAL INCOME FUND SEEKS CAPITAL APPRECIATION AND A STEADY FLOW OF DIVIDEND INCOME BY INVESTING PRIMARILY IN HIGH-GRADE U.S. AND INTERNATIONAL DEBT SECURITIES. UNDER NORMAL CONDITIONS, THE FUND MAINTAINS AT LEAST 75% OF ITS PORTFOLIO IN INVESTMENT GRADE SECURITIES, WHICH ARE OFTEN FOUND IN THE MORE MATURE INVESTMENT MARKETS OF DEVELOPED NATIONS.

As discussed in the opening letter, 1999 was a tumultuous year for global fixed income markets. A rebound in global economic growth, robust equity markets, and mounting concerns over inflation created an unsupportive environment for world bonds, with only Japanese and emerging market debt gaining value. The Van Eck/Chubb Global Income Fund had a disappointing year, given its total return of -9.55%. Your Fund underperformed the -2.74% average return of its peer mutual funds as measured by the Lipper Global Income Fund Index, and the -4.27% return of the Salomon Smith Barney World Government Bond Index (WGBI). Although the Fund's performance was more favorable relative to its benchmarks at June 30 (as reported in the semi-annual report), the third and fourth quarters proved difficult. Unfortunately, our successful strategies of maximizing the Fund's opportunistic investments in high-yielding lower-grade securities and overweighting the U.S. dollar relative to the euro were offset by the Fund's underweightings in Japanese bonds and the yen, both of which were unexpectedly strong in the second half.

ECONOMIC AND BOND MARKET OVERVIEW

Nineteen ninety-nine was a year of contradictory forces and somewhat perverse responses in markets. Favorable inflationary prospects did not result in stable or declining bond yields, rather yields rose and volatility plagued all asset classes, including currencies. Yield curves changed shape, responding adversely to a variety of often very technical institutional factors rather than positive underlying fundamentals. Throughout the year, investors continued to favor the soaring equity markets, finding the returns of global bonds less attractive.

The U.S. economy continued to exceed expectations in 1999, with growth accelerating sharply toward year end. The Federal Reserve Board chose to respond to inflation in a tempered manner, given the escalating U.S. budget surplus and subdued inflation measures. By raising short-term interest rates 75 basis points (0.75%) in the second half of 1999, the Fed returned rates to their 1998 pre-crisis levels. Rising interest rates throughout the year made it tough on U.S. bonds, particularly long-term U.S. Treasury bonds which lost 14.9%--a reversal of the flight-to-quality rally of 1998. Despite the record-setting U.S. expansion, potentially damaging "imbalances" in the U.S. economy gained notice by policy-makers this past year, notably the burgeoning foreign deficit on trade and services (some 4% of gross national product), a diminishing labor pool, and an unnaturally low savings rate.

Europe continued to disappoint in 1999 with economic growth falling below expectations. The broadly unsatisfactory European fiscal consolidation and the steep depreciation of the euro in its debut year caused mixed results for individual countries; for example, France benefited strongly and Germany suffered. The efficacy of the "one-size-fits-all" single currency and a unified monetary policy may have appeared questionable as the year closed, with real interest rates too low in the smaller inflationary countries (such as Ireland, Spain and the Netherlands), and too high for Germany, Europe's largest country. At year end, bond yields were much higher than was consistent with any likely inflationary threat, as the market focused on the risk of a depreciating euro and money supply growth exceeding official targets. On a more positive note, one of the main factors contributing to European growth in 1999 was rising exports. By contrast, the UK (not in the euro) exceeded expectations in 1999, with all economic sectors doing well by year end and inflation remaining subdued. Fiscal health progressed throughout 1999 and, as growth accelerated, monetary easing was replaced by perhaps a too aggressive anti-inflationary tightening, resulting (as in Europe), in higher interest rates than prospective inflation could justify. Throughout the year, there were few places to hide in the European bond market; however, UK bonds did provide some relative safety, outperforming its Continental counterparts.

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                        VAN ECK/CHUBB GLOBAL INCOME FUND
--------------------------------------------------------------------------------

Despite Japan's mixed economic picture, the stable yields of Japanese government bonds provided some stability for investors in the second half of the year, while bond yields elsewhere rose. Enormous fiscal boosts and an expansionary economic policy by the Japanese government did not fully pull the Japanese economy out of its slump in 1999. Deflation (falling prices) strengthened its hold. By year end, retail sales had continued their two-year negative trend, suggesting that consumption, the most important single component of gross national product, remained depressed. The Bank of Japan--the only major central bank in a loosening mode--cut its target interest rate to zero to supply liquidity to markets, but real interest rates continued to rise as the prices of goods and services fell, the perverse effect of deflation. Thus, overall monetary policy tightened inadvertently and pulled against record fiscal deficits, contributing to a large rise in the yen. On the positive side, the strengthening of the banking system from its very weak state is an important policy success, as is the slow reconstruction of Japanese industry, which helped the stock market to post impressive gains last year.

The emerging markets of the Far East continued their rapid rebound, buoyed by exports to the West at exchange rates sharply devalued after the 1997-8 financial crisis. Eastern Europe continued to provide attractive investment potential, given economic recovery, the discipline imposed by the euro, and the productivity enhancements gained from the deployment of technology. Latin American countries had more mixed, generally less dynamic development.

BOND MARKET OUTLOOK

Throughout the world's bond markets, short-term rates will continue to be affected by coordinated tightening. Yield curves may flatten or invert at the longer end as confidence returns to lock in these high real rates. A declining supply of government bonds, although possibly offset by an increase in private sector supply, may contribute to this situation. This in turn suggests credit spreads at best may stabilize and at worst increase moderately in an environment of falling longer-dated yields. Stabilization or cooling of the more buoyant segments of equity markets, especially in the U.S., should also provide positive support to bonds. In the U.S., the Fed's continued squeeze on short-term borrowing costs should help curb wealth effects, cool excessive domestic demand growth, and ultimately reduce the trade deficit, which remains an important risk to the U.S. dollar in the long term. In the near future, the dollar should remain strong.

Japanese authorities have repeatedly stated that fiscal policy can no longer bear the full burden of averting recession, and that the yen must be brought down. There are early signs that recent monetary policy contradictions will be resolved by the adoption of an inflation target, and that the Bank of Japan will expand liquidity to achieve this. This suggests the yen will reverse its recent appreciation and that bond yields will come under increasing upward pressure. The situation is likely to become ever more delicate as large, low-yielding long-term savings deposits mature later this year. Banks may also reduce their recent strong appetite for bonds if the economy does start to recover autonomously later in the year.

A finely balanced situation should remain in Europe. Fiscal consolidation should continue to reduce new government bond supply, and it is likely that the boom in private debt issuance may abate somewhat. On the other hand, banks, which have been major bond investors, may reduce their appetite in favor of lending as the economy continues to accelerate. Uncertainties about the best way to implement monetary policy and stabilize the euro's exchange rate are also likely to be unhelpful, as are emerging political issues. This suggests a volatile period for European bonds, which may be mitigated somewhat by a possible stabilization or decline in long-term U.S. bond yields.

In the UK, the very complex yield-curve situation is likely to continue. Growth is strong, but inflation is extraordinarily low and by many measures falling, which suggests limited further monetary policy tightening. Intermediate maturities could continue to be adversely affected by the UK's uncertain prospects for joining the euro. On the other hand, long maturities could benefit from stable or falling U.S. long-bond yields, adding to the downward pressure from local technical demand excesses and supply shortfalls.

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                        VAN ECK/CHUBB GLOBAL INCOME FUND
--------------------------------------------------------------------------------

The overall prospects for bond investments worldwide are positive. Markets should continue to reflect many beneficial long-term factors that support low inflation, including further deregulation, the technology revolution, industrial restructuring (especially in Europe and Japan), ample supply of commodities, capital mobility and easy access to low-cost labor resources, improved anti-inflation economic policies, and falling public sector debt levels. The synchronized, albeit relatively moderate, upturn in world growth that emerged this past year should continue in 2000. At the same time, inflationary pressures should remain very muted as central banks around the world continue their pre-emptive monetary policy. Significant imbalances and risks do, however, exist. These include, in the U.S., stock market buoyancy and wealth effects, the large foreign deficit, and over-reliance on foreign capital; in Japan, poor execution of monetary and fiscal policy; and in Europe, the need to restore credibility to the euro.

FUND REVIEW AND OUTLOOK

The benign inflation and high-yield environment earlier in the year prompted us to favor a long-maturity bias in the first nine months of 1999. This, however, resulted in a loss of performance for your Fund. In the fourth quarter, we shifted to shorter maturities, as the impact of short-term inflationary technical factors were reassessed and it became clear that U.S. authorities were allowing domestic credit to expand on Y2K. Reflecting this shift, the Fund's dollar-weighted average maturity declined from 8.9 to 5.8 years and its duration from 6.6 to 4.2 years, from June 30 to December 31. Throughout the year, we avoided the Japanese bond market on grounds that yields were both low and volatile, and that high downside risks existed. The Fund's underweighting in Japan, while it contributed to outperformance earlier in the year, was responsible in part for the Fund's underperformance in the second half. In addition, as the yen strengthened (against the wishes of Japanese policy-makers), we reduced the Fund's weighting in yen in a contrarian policy, on the basis that Japanese authorities would rectify the policy errors that had encouraged the yen's rise, thus leading to a sharp devaluation at some point; the Fund's performance at year end was adversely affected by this approach.

On the positive side, your Fund gained performance by correctly overweighting the U.S. dollar for much of the year, taking profits in the complex UK yield curve environment, and rebuilding the high yield sub-investment grade sector to a maximum (after correctly running it down in 1998). Our investment policy has been changing in the opening weeks of 2000 to exploit potential profits from bond market yield curve inversions and changes in currency markets, where the yen and euro have suffered sharp depreciations. In closing, we are confident that the Fund is well positioned to take advantage of the opportunities presented to us at the start of the new millennium.

We thank you for your investment in the Van Eck/Chubb Global Income Fund and we look forward to continuing to help you meet your investment objectives.


[PHOTO OF ROBERT C.P. BROOKHOUSE]

/s/ ROBERT C.P. BROOKHOUSE
---------------------------------
ROBERT C.P. BROOKHOUSE
SENIOR VICE PRESIDENT
CHUBB ASSET MANAGERS, INC.

[PHOTO OF MARJORIE D. RAINES]

/s/ MARJORIE D. RAINES
---------------------------------
MARJORIE D. RAINES
SENIOR VICE PRESIDENT
CHUBB ASSET MANAGERS, INC.

[PHOTO OF EMMA C. FISHWICK]

/s/ EMMA C. FISHWICK
---------------------------------
EMMA C. FISHWICK
VICE PRESIDENT
CHUBB ASSET MANAGERS, INC.


January 31, 2000

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                        VAN ECK/CHUBB GLOBAL INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/99
--------------------------------------------------------------------------------
                               AFTER
                               MAXIMUM           BEFORE
AVERAGE ANNUAL                 SALES             SALES
TOTAL RETURN                   CHARGE*           CHARGE
--------------------------------------------------------------------------------
Life (since 9/1/95)              1.88%           3.04%
--------------------------------------------------------------------------------
1 year                         (13.81)%         (9.55)%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain or all expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

* Maximum sales charge is 4.75%.

         ------------------------------------------------------------
                                % OF PORTFOLIO(1)

            Government and
            Agency Obligations: 53.4%



         [PIE CHART OMITTED]            Corporate Bonds:        29.5%



                                   Short-Term Obligations: 8.8%
                         Other Net Assets: 7.3%
                  Options: 1.0%

                                  TOP COUNTRIES

                                     France
                                  United States
                                     Germany
                                   Netherlands
                                 United Kingdom
                                      Japan
                                      Italy

                        DOLLAR WEIGHTED AVERAGE MATURITY

                                    5.8 Years

                               PORTFOLIO DURATION

                                    4.2 Years

                                30-DAY SEC YIELD

                                      5.18%
         ------------------------------------------------------------

----------
(1)As a percentage of total net assets at December 31, 1999.

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                        VAN ECK/CHUBB GLOBAL INCOME FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This graph compares a hypothetical $10,000 investment in the Van Eck/Chubb Global Income Fund made at inception with a similar investment in the Salomon Smith Barney World Government Bond Index and the Lipper Global Income Fund Index.

                        VAN ECK/CHUBB GLOBAL INCOME FUND
                             Performance Comparison

                  Van Eck/               Salomon Smith
                  Chubb Global           Barney World        Lipper Global
                  Income Fund            Gov't Bond          Income Fund
                  (w/sales charge)       Index               Index
                  ---------------        --------------      --------------
Sep-1-95               9524                 $10,000              $10,000
                       9048                 $10,223              $10,167
                       9571                 $10,300              $10,261
                       9685                 $10,416              $10,436
Dec-95                 9834                 $10,525              $10,650
                       9767                 $10,395              $10,774
                       9649                 $10,342              $10,586
                       9617                 $10,328              $10,594
                       9655                 $10,287              $10,685
                       9667                 $10,289              $10,716
Jun-96                 9712                 $10,370              $10,820
                       9879                 $10,568              $10,931
                       9924                 $10,610              $11,030
                      10018                 $10,653                11240
                      10201                 $10,852                11468
                      10434                 $10,995                11747
Dec-96                10421                 $10,906                11717
                      10205                 $10,615                11617
                      10242                 $10,535                11626
                      10082                 $10,455                11481
                      10040                 $10,363                11514
                      10261                 $10,645                11679
Jun-97                10398                 $10,772                11822
                      10361                 $10,688                11921
                      10345                 $10,682                11860
                      10640                 $10,909                12113
                      10514                 $11,136                12100
                      10310                 $10,965                12101
Dec-97                10422                 $10,931                12141
                    $10,542                 $11,038                12231
                      10649                 $11,127                12336
                      10718                 $11,017                12387
                      10833                 $11,193                12486
                      10864                 $11,220                12471
Jun-98                10849                 $11,236                12434
                      10945                 $11,251                12488
                      11118                 $11,558                12040
                      11754                 $12,172                12533
                      11782                 $12,533                12640
                      11754                 $12,356                12774
Dec-98                11985                 $12,605                12909
                      11864                 $12,489                12937
                      11393                 $12,087                12605
                      11450                 $12,118                12705
                      11505                 $12,113                12821
                      11268                 $11,909                12565
Jun-99                11052                 $11,700                12447
                      11063                 $11,987                12490
                      11052                 $12,043                12464
                      11063                 $12,231                12577
                      11930                 $12,225                12560
                      10781                 $12,096                12495
Dec-99                10840                 $12,067                12555


--------------------------------------------------------------------------------
Average Annual Total Return 12/31/99        1  Year        Since  Inception 1
--------------------------------------------------------------------------------
VE/C Global IncomeFund (w/o sales charge)   (9.55)%               3.04%
--------------------------------------------------------------------------------
VE/C Global Income Fund (w/ sales charge)2  (13.81)%              1.88%
--------------------------------------------------------------------------------
Salomon Smith Barney World Gov't Bond Index  (4.27)%              4.43%
--------------------------------------------------------------------------------
Lipper Global Income Fund Index              (2.74)%              5.38%
--------------------------------------------------------------------------------

(1)Inception date for the Van Eck/Chubb Global Income Fund was 9/1/95. Index returns are calculated as of nearest month end.

(2)The maximum sales charge is 4.75%.

Returns for the Van Eck/Chubb Global Income Fund reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been partially reimbursed by the Adviser at certain times since the Fund's inception.

The Salomon Smith Barney World Government Bond Index and the Lipper Global Income Fund Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The Salomon Smith Barney World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of 17 world government bond markets. Each has a total market capitalization of eligible issues of at least US$20 billion and Euro15 billion. The issues are fixed rate, greater than one-year maturity and subject to a minimum amount outstanding that varies by local currency. Bonds must be sovereign debt issued in the domestic market in local currency.

The Lipper Global Income Fund Index is comprised of funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issues located in at least three countries, one of which may be the United States. The Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the global income category.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                    VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

THE VAN ECK/CHUBB GOVERNMENT SECURITIES FUND SEEKS TO EARN A HIGH LEVEL OF INCOME CONSISTENT WITH THE PRESERVATION OF CAPITAL VALUE. THE FUND WILL TYPICALLY BE INVESTED IN A COMBINATION OF U.S. TREASURY NOTES AND BONDS, GOVERNMENT AGENCY DEBENTURES AND/OR GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES, SUCH AS THOSE ISSUED BY "FANNIE MAE" OR "FREDDIE MAC."

The Van Eck/Chubb Government Securities Fund posted a -1.20% total return for the year. While many fixed income mutual funds ended 1999 in negative territory, your Fund's performance compares favorably to its benchmarks. It outpaced the -2.66% average loss of its peer mutual funds as measured by the Lipper General U.S. Government Fund Index, and had favorable relative results for the longer five- and ten-year time periods. At the same time, the Fund beat its benchmark market index, the Lehman Brothers Government Bond Index, which dropped 2.23% for the year. (Please see the tables and charts that follow for in-depth detail on performance, including specific total return figures.)

U.S. BOND MARKET OVERVIEW

The extreme volatility that plagued global fixed income markets throughout 1997 and 1998 dissipated this past year and, by December, it seemed but a distant memory. Economies across the globe, especially in Asia, continued to stabilize or recover in 1999. With no major calamities as in past years, central banks throughout the world were able to shift focus from crisis management to assessing the combination of secular (long-term) and cyclical issues that determine appropriate monetary policy. The U.S. economy extended its amazing performance, adding another year to what has become the longest peacetime expansion in U.S. history. Secular forces, including increased global competition and technology-based productivity gains (as discussed in the opening letter), continued to propel our economy and those abroad.

The strength of the U.S economy created inflation jitters, thus causing difficulty for the U.S. bond market. Interest rates increased steadily over the course of the year with most fixed-income asset classes losing value. Federal Reserve Board action plus strong credit demand pushed up both nominal and real interest rates. For bonds, 1999 was the worst year since 1994 and the second worst year since 1973. Thirty-year Treasury bonds, the best performers of 1998, were hit hardest and declined 14.9% as yields on the long bond backed up 139 basis points (1.39%), from 5.09% to 6.48%. Ten-year Treasury bonds declined 8.4%. It is possible to argue that after 1998's tremendous rally, bond prices had nowhere to go but down. The only categories that managed positive returns in 1999 were emerging market debt, high-yielding corporate ("junk") bonds, and mortgage- and asset-backed securities. Finally, many investors just simply ignored bonds in 1999 as they chased double-digit stock returns.

Although the Federal Reserve and its Chairman Alan Greenspan acknowledge the strong secular forces affecting the U.S. economy, the Fed embarked on a cycle of preemptive tightening in 1999. In the second half of the year, the Fed took back the 75 basis points (0.75%) of easing it gave to markets during the global financial crisis of 1998. In three 25 basis point tightenings, the Fed increased the short-term federal funds rate from 4.75% to 5.50%, with the last hike occurring on November 16. While the core inflation rate (which excludes food and energy prices) did not increase in 1999, tight labor markets throughout the nation prompted the Fed's proactive moves. At year end, the unemployment rate was its lowest in 31 years; the 4.1% level is well below the 5% threshold that has historically been seen as inflationary. Additional rate hikes by the Fed are anticipated in early 2000. Since its November rate hike, the Fed has clearly indicated that it will raise rates further to help prevent inflation, which may result from late business-cycle imbalances in the labor markets and other segments of the economy.

                    VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

FUND REVIEW

In managing your Fund, we strive to structure its portfolio so that it experiences good relative performance to its peer group category in both rising and falling interest rate environments. As noted above, the Fund outperformed its peer group average during the rising rate environment of 1999. Our conservative intermediate maturity strategy, along with the good relative performance of mortgage-backed securities and putable agency debentures--which can trade to the shorter put date in a rising rate environment--were responsible for our superior results. Your Fund was well diversified throughout the year and, at December 31, 1999, it was approximately 46% invested in putable agency debentures, 30% in mortgage-backed securities, and 21% in Treasury securities, with the remainder in cash equivalents.

OUTLOOK

With the rise in interest rates that we experienced during 1999 and thus far in 2000, bonds have moved from the zone of fair value to above-average value. Real interest rates (nominal rates minus inflation) on 30-year Treasuries stood at 3.5% at year-end 1998 and are currently 4.0% (a nominal rate of 6.5% minus 2.5% inflation). Before 1980, real interest rates were rarely above 3.0%. Those earlier periods included many cycles with low inflation and a federal budget surplus as we have now. While the Federal Reserve is likely to continue its tightening policy by raising short-term interest rates, its anti-inflationary actions help to protect the value of longer-dated bonds. With historically high real rates, we would expect to be increasing the duration--or interest-rate sensitivity--of the Fund over the coming months. Given the backdrop of a proactive Federal Reserve, stable core inflation, and high real rates we are confident about the prospects for this conservatively managed Fund.

Thank you for your investment in the Van Eck/Chubb Government Securities Fund. We look forward to helping you meet your investment goals now and in the future.

[PHOTO OF NED I. GERSTMAN]                [PHOTO OF PAUL R. GEYER]

/s/ NED I. GERSTMAN                       /s/ PAUL R. GEYER
----------------------------------        --------------------------------
NED I. GERSTMAN                           PAUL R. GEYER
SENIOR VICE PRESIDENT                     VICE PRESIDENT
CHUBB ASSET MANAGERS, INC.                CHUBB ASSET MANAGERS, INC.

January 31, 2000

                    VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

--------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/99
--------------------------------------------------------
                                 AFTER
                                 MAXIMUM         BEFORE
AVERAGE ANNUAL                   SALES           SALES
TOTAL RETURN                     CHARGE*         CHARGE
--------------------------------------------------------
Life (since 12/1/87)             7.52%           7.96%
--------------------------------------------------------
10 year                          6.75%           7.27%
--------------------------------------------------------
5 year                           6.04%           7.08%
--------------------------------------------------------
1 year                          (5.90)%         (1.20)%

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain or all expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

*Maximum sales charge is 4.75%.

--------------------------------------------------------------------------------
                                % OF PORTFOLIO(1)

[PIE CHART OMITTED]

U.S. Government and Agency Obligations: 97.2%

Other Net Assets: 2.8%


                                                       % OF

PORTFOLIO COMPOSITION                                PORTFOLIO
Tennessee Valley Authority                              45.9%
 Putable Debentures

Federal National Mortgage                               29.3%
 Association Securities

U.S. Treasury Securities                                21.0%

Federal Home Loan Mortgage                               1.0%
  Association Securities


                        DOLLAR WEIGHTED AVERAGE MATURITY

                                    6.9 Years

                               PORTFOLIO DURATION

                                    4.5 Years

                                30-DAY SEC YIELD

                                      5.95%
--------------------------------------------------------------------------------

(1)As a percentage of total net assets at December 31, 1999.

                    VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This graph compares a hypothetical $10,000 investment in the Van Eck/Chubb Government Securities Fund made ten years ago with a similar investment in the Lehman Brothers Government Bond Index and the Lipper General U.S. Government Fund Index.

                    VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
                             Performance Comparison

         Van Eck/Chubb

         Government Securities      Lehman Brothers     Lipper General
         Fund (w/sales charge)(1)   Gov't Bond Indes    U.S. Gov't Fund Index
         ---------------------      ----------------    ---------------------

Dec-89           $9,521                $10,000.00             $10,000
                 $9,412                 $9,875.94              $9,874
Jun-90           $9,753                $10,221.11             $10,187
                 $9,818                $10,305.62             $10,247
Dec-90          $10,368                $10,871.68             $10,802
                $10,562                $11,107.48             $11,035
Jun-91          $10,667                $11,257.05             $11,154
                  11353                $11,899.19             $11,791
Dec-91            12024                $12,536.80             $12,382
                  11634                $12,317.42             $12,161
Jun-92            12205                $12,804.59             $12,608
                  12932                $13,437.01             $13,102
Dec-92            12918                $13,442.84             $13,138
                  13352                $14,050.19               13603
Jun-93            13745                $14,456.52               13947
                  13892                $14,926.19               14275
Dec-93            14118                $14,875.61               14231
                  13733                $14,427.99               13786
Jun-94            13584                $14,263.30               13519
                  13626                $14,323.60               13537
Dec-94            13646                $14,373.53               13556
                  14367                $15,050.04               14168
Jun-95            15162                $15,983.31               14954
                  15403                $16,266.89               15216
Dec-95            16034                $17,009.75               15853
                  15756                $16,625.46               15476
Jun-96            15781                $16,704.56               15490
                  16057                $16,985.76               15739
Dec-96            16545                $17,481.14               16195
                  16411                $17,339.14               16072
Jun-97            17031                $17,940.22               16639
                  17593                $18,541.73               17179
Dec-97            18106                $19,157.28               17671
                  18390                $19,446.04               17905
Jun-98            18744                $19,958.50               18296
                  19410                $21,062.31               19105
Dec-98            19446                $21,044.59               19057
                  19304                $20,744.38               18848
Jun-99            19233                $20,567.14               18592
                  19333                $20,703.74               18664
Dec-99            19212                $20,574.49               18550

--------------------------------------------------------------------------------
Average Annual Total Return 12/31/99              1 Year   5 Year   10 Year
--------------------------------------------------------------------------------
VE/C Gov't Securities Fund (w/o sales charge)     (1.20)%   7.08%    7.27%
--------------------------------------------------------------------------------
VE/C Gov't Securities Fund (w/ sales charge)1     (5.90)%   6.04%    6.75%
--------------------------------------------------------------------------------
Lehman Brothers Gov't Bond Index                  (2.23)%   7.44%    7.48%
--------------------------------------------------------------------------------
Lipper General U.S. Gov't Fund Index              (2.66)%   6.47%    6.37%
--------------------------------------------------------------------------------

Inception date for the Van Eck/Chubb Government Securities Fund was 12/1/87.

(1)The maximum sales charge is 4.75%.

Returns for the Van Eck/Chubb Government Securities Fund reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been partially reimbursed by the Adviser at certain times since the Fund's inception.

The Lehman Brothers Government Bond Index and the Lipper General U.S. Government Fund Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The Lehman Brothers Government Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government. All issues have at least one year to maturity and an outstanding par value of at least $100 million. Price, coupon and total return are reported on a month-end to month-end basis. All returns are market value-weighted inclusive of accrued interest.

The Lipper General U.S. Government Fund Index is comprised of funds that invest at least 65% of their assets in U.S. Government and agency issues. The Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the general U.S. Government category.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

THE VAN ECK/CHUBB GROWTH AND INCOME FUND'S PRIMARY OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION THROUGH INVESTMENTS IN STOCKS OF LEADING LARGE- AND MEDIUM-CAPITALIZATION U.S. COMPANIES. THE FUND MANAGER LOOKS FOR VALUE BY INVESTING IN ESTABLISHED COMPANIES THAT ARE SELLING AT A DISCOUNT TO THE MARKET IN TERMS OF SEVERAL MEASURES--INCLUDING PRICE-EARNINGS RATIOS--AND THAT HAVE SOLID FUTURE PROSPECTS (PRIMARILY DEFINED AS FUTURE GROWTH POTENTIAL ABOVE THE S&P 500 INDEX). THIS STRATEGY HELPS KEEP THE FUND'S VOLATILITY BELOW THAT OF THE U.S. STOCK MARKET IN GENERAL. AS A SECONDARY OBJECTIVE, THE FUND SEEKS A REASONABLE LEVEL OF CURRENT INCOME THROUGH STOCK DIVIDENDS.

We are pleased to report that the Van Eck/Chubb Growth and Income Fund had an excellent year in 1999, which helped it to end the decade on a high note. For the twelve months ended December 31, 1999, your Fund achieved a total return of 29.42%. This compares very favorably to the 21.04% rise of the broader stock market as measured by the S&P 500 Index (with dividends included), and to the more modest 5.94% average gain posted by the Fund's peer group of mutual funds as measured by the Lipper Multi-Cap Value Fund Index. In addition to its superior one-year results, your Fund had favorable relative results for the past five- and ten-year periods. (Please see the tables and charts that follow for in-depth detail on performance, including specific total return figures.)

U.S. EQUITY MARKET OVERVIEW

When we reported to you at midyear, the U.S. economy was outpacing all expectations. Through year end, it continued to accelerate. In an effort to quell the over-heating economy, the Federal Reserve Board initiated three 0.25% interest rate hikes in July, August and November. The Fed's primary concern was (and has continued to be) rising inflation due to wage pressures. But many experts contend that greater U.S. productivity is allowing wages to rise without triggering pricing pressures. Supporting this theory was the fact that in 1999 both the unemployment rate and the core inflation rate (which excludes food and energy prices) fell simultaneously, thus turning a traditional forecast on its head.

In the past, rising interest rates have generally impeded the performance of equities. But 1999 provided another entry into the stock market record books. At June 30, the S&P 500 Index had risen 12.4% in the first half of the year. In the third quarter, Y2K fears and rising interest rates weighed heavily and the market tumbled 6.2%; by contrast, in the fourth quarter the market rebounded strongly, gaining 14.9%. For the full year, the Index was up 21.0%, its fifth consecutive year of 20%-plus returns. The DJIA turned in a 27.2% return, a flip-flop of 1998's results when it underperformed the S&P. However, both indices were upstaged by the soaring 85.6% rise of the Nasdaq Composite Index, the best-ever market index gain in a single year.

Technology companies drove these stellar market advances. In the S&P 500, the technology sector posted a 73% total return for the year (accounting for more than three-quarters of the Index's return), more than double the 26% rise of the next best sector, capital goods. This was also the case in 1998, when tech rose 72%. But as in 1998, last year's technology surge reflected a further narrowing of market performance. In 1999, a large portion of Nasdaq stocks actually retreated and the average S&P 500 Index stock rose less than 10%. This contrast can be easily understood when one compares the doubling of stock prices of companies such as Cisco Systems, Nokia, Sun Microsystems and Oracle (your Fund owns all four(1)), to the decline in prices suffered by such famous names as Coca-Cola, Merck, Gillette, Pfizer and Berkshire Hathaway (your Fund owned only Coca-Cola at year end(2)).

The trend favoring technology and tech-related sectors has been gaining momentum throughout the past decade. As discussed in the opening letter, technology is being heralded as the underpinning of America's "new economy." The speed and character of the "information superhighway" has evolved rapidly since the early 1990s. Ten years ago, businesses and American households were just beginning to embrace the power of computing through the use of personal computers. Driving this movement was the dramatic improvement in semiconductor technology, in conjunction with easier

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

to use computer hardware and software. Today, the exploding usage of the Internet and the rapid adoption of wireless communications are leading the charge. The lexicon changes monthly, with terms like "e-commerce" being supplanted by "B2B" (business-to-business). Finally, the history-making merger of new-media America Online and old-line Time Warner(3) is a sign of the changing times and the blurring of the distinctions between two major industry groups. It also reinforces the bigger-is-better large-capitalization bias of today's stock market.

For investors, this Brave New Technology World has resulted in a clear bifurcation of investment results over the past few years--tech versus non-tech. At the same time, the performance gulf between value- and growth-oriented investments has widened further. Last year, the market continued to reward aggressive growth investors, particularly those focusing on tech companies, while ignoring value investors, those seeking undervalued and beaten-down stocks.

While technology was the clear winner in 1999, a few other industries provided notable gains, benefiting from accelerated global economic growth and greater global interdependence. Increased demand from a recovering Asia and production cuts by OPEC helped crude oil prices rise from $11 to $25 a barrel last year, thus giving a boost to energy-related investments. The basic materials and capital goods sectors benefited from an upswing in worldwide infrastructure building and the demand for durable goods. By contrast, two of 1998's best performing sectors, financials and pharmaceuticals, lagged this past year. Rising interest rates crimped profit margins for financials, while fewer new blockbuster products and drug patent expirations adversely affected the prices of drug companies.

FUND REVIEW

We attribute your Fund's excellent performance in 1999 to the change in strategy we initiated late in 1998 and carried through to this year. Our intent was to take advantage of the clear secular (long-term) shift that has favored a large-capitalization, momentum- and technology-driven market. By broadening our screening parameters to include large-cap stocks at reasonable valuations, we were able to restructure the Fund's portfolio. One of the best ways to understand these changes is to compare the Fund's "Top Ten Equities" at the end of 1998 and 1999. At year-end 1998, your Fund's top ten holdings were: 1) Banc One, 2) Healthsouth, 3) Baxter International, 4) Electronic Data Systems, 5) United Technologies, 6) Hasbro, 7) Lafarge, 8) Bell Atlantic, 9) Ingersoll-Rand, and 10) Burlington Northern Santa Fe. At the end of 1999, the Fund's top ten holdings were: 1) Oracle, 2) Computer Sciences, 3) Sun Microsystems, 4) ADC Telecommunications, 5) Lexmark, 6) Microsoft, 7) General Electric, 8) Compuware
9) Complete Business Solutions, and 10) Lucent Technologies(4). Not one name remained the same in the Fund's top ten holdings; furthermore, just seven of the 37 names held by the Fund at year-end 1998 remained twelve months later.

Just as individual company holdings changed dramatically this past year, so too did the Fund's industry/sector allocations. The Fund's technology and tech-related investments grew from a modest 10% a year ago to a weighting of more than 50% by year-end 1999. As you can see from the list of top ten holdings, all are technology related. Throughout the year, we made it a point to avoid the high-flying, risky "dot-com" companies with unproven business models and to favor well-established names that are helping create the Internet's backbone, or which stand to benefit from its expansion and exploding usage. In addition, we increased our investments in mobile communications, computer services and software companies. The Fund's sector shift was achieved by reducing exposure to transportation, consumer goods and financials. At the same time, our investments in energy increased slightly over the year to take advantage of the global recovery, particularly in the emerging markets.

OUTLOOK

Looking ahead, we are confident that the Fund's large-cap technology bias will serve it well in the coming year. We remain bullish on technology, given that the end of Y2K remediation permits tremendous resources and capital to be redirected

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

toward growth. We will continue to favor those companies where earnings growth appears sustainable in the 10% to 30% range--companies that have improving earnings and future prospects, and that are participating in the new economy. Despite extremely high valuations, we will be mindful of price and maintain our discipline of not overpaying for companies. Market volatility will continue and there is the possibility of a major correction; nevertheless, we believe that your Fund is well positioned in these uncertain times.

We thank you for your investment in the Van Eck/Chubb Growth and Income Fund and we look forward to continuing to help you meet your investment objectives.

[PHOTO OF ROBERT WITKOFF]

/s/ ROBERT WITKOFF
--------------------------
ROBERT WITKOFF
SENIOR VICE PRESIDENT
CHUBB ASSET MANAGERS, INC.

January 31, 2000

(1)Cisco Systems accounted for 2.1% of the Fund's total net assets at December 31, 1999; Nokia 2.4%; Sun Microsystems 3.3%; and Oracle 4.1%.

(2)Coca-Cola accounted for 0.5% of the Fund's total net assets at December 31, 1999.

(3)America Online was not held by the Fund at December 31, 1999. Time Warner accounted for 2.3% of the Fund's total net assets at year end.

(4)Oracle accounted for 4.1% of the Fund's total net assets at December 31, 1999; Computer Sciences 3.3%; Sun Microsystems 3.3%; ADC Telecommunications 2.9%; Lexmark International 2.9%; Microsoft 2.8%; General Electric 2.8%; Compuware 2.7%; Complete Business Solutions 2.5%; and Lucent Technologies 2.4%.

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

-------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/99
-------------------------------------------------------
                                AFTER
                                MAXIMUM         BEFORE
AVERAGE ANNUAL                  SALES           SALES
TOTAL RETURN                    CHARGE*         CHARGE
-------------------------------------------------------
Life (since 12/1/87)            15.44%          16.00%
-------------------------------------------------------
10 year                         14.46%          15.14%
-------------------------------------------------------
5 year                          20.53%          21.97%
-------------------------------------------------------
1 year                          21.99%          29.42%
-------------------------------------------------------


THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain or all expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

* Maximum sales charge is 5.75%.

--------------------------------------------------------------------------------
                                % OF PORTFOLIO(1)


[PIE CHART OMITTED]

Common Stocks:  88.7%
Other Net Assets:  11.3%



                                                                 % OF
TOP TEN EQUITIES                                               PORTFOLIO
  Oracle Corp.                                                   4.1%
  Computer Sciences Corp.                                        3.3%
  Sun Microsystems, Inc.                                         3.3%
  ADC Telecommunications, Inc.                                   2.9%
  Lexmark International Group, Inc.                              2.8%
  Microsoft Corp.                                                2.8%
  General Electric Co.                                           2.8%
  Compuware Corp.                                                2.7%
  Complete Business Solutions                                    2.5%
  Lucent Technologies, Inc.                                      2.4%


                                                                 % OF
TOP TEN INDUSTRIES                                             PORTFOLIO
  Computers and Computer Software                               24.9%
  Electronics                                                   12.1%
  Technology                                                     9.5%
  Telecommunications                                             8.9%
  Oil & Gas Equipment and Services                               5.7%
  Financial Services                                             4.8%
  Retail                                                         4.2%
  Banking                                                        3.3%
  Electrical Equipment                                           2.8%
  Entertainment and Leisure                                      2.3%

(1)As a percentage of total net assets at December 31, 1999.

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This graph compares a hypothetical $10,000 investment in the Van Eck/Chubb Growth and Income Fund made ten years ago with a similar investment in the S&P 500 Index and the Lipper Growth & Income Fund and Multi-Cap Value Fund Indices.


                                                                                      Van Eck/Chubb
                 Lipper Multi-Cap            S&P                 Lipper Growth &      Growth & Income
                 Value Fund Index           500 Index            Income Fund Index    Fund (w/ sales charge)(1)
                 ----------------           ---------            -----------------    ------------------------
Dec-89               $9,422                $10,000.00                 10000                  10000
                     $9,495                 $9,699.18                  9742                   9665
Jun-90               $9,973                $10,309.30                 10108                  10020
                     $8,816                 $8,892.47                  8749                   8752
Dec-90               $9,106                 $9,689.56                  9401                   9325
                    $10,050                $11,097.05                 10742                  10517
Jun-91              $10,569                $11,071.59                 10704                  10504
                    $11,111                $11,663.65                 11335                  11089
Dec-91              $12,162                $12,641.56                 12010                  11835
                    $12,344                $12,322.28                 11997                  11876
Jun-92              $12,044                $12,556.55                 12139                  12023
                    $12,135                $12,952.38                 12483                  12363
Dec-92              $12,974                $13,604.52                 13166                  13169
                    $13,600                $14,198.63                 13946                  13871
Jun-93              $13,711                $14,267.77                 14125                  14020
                    $14,320                $14,636.42                 14753                  14663
Dec-93              $14,959                $14,975.77                 15092                  14977
                    $14,523                $14,407.87                 14603                  14564
Jun-94              $14,358                $14,468.51                 14679                  14653
                    $14,861                $15,175.99                 15285                  15290
Dec-94              $14,315                $15,173.60                 15029                  14993
                    $15,502                $16,650.99                 16208                  16198
Jun-95              $17,477                $18,240.61                 17538                  17536
                    $18,987                $19,690.05                 18845                  18884
Dec-95              $19,380                $20,875.52                 19709                  19643
                    $19,912                $21,996.03                 20841                  20782
Jun-96              $20,851                $22,983.13                 21377                  21301
                    $21,279                $23,693.45                 22066                  21929
Dec-96              $23,741                $25,668.53                 23784                  23766
                    $23,981                $26,356.71                 24184                  24166
Jun-97              $28,042                $30,958.04                 27576                  27421
                    $31,271                $33,277.05                 29885                  30161
Dec-97              $29,879                $34,232.53                 30176                  30161
                      33833                $39,007.56                 33616                  33607
Jun-98                33383                $40,295.60                 33681                  33012
                      25122                $36,287.17                 29481                  27993
Dec-98                29823                $44,015.01                 34274                  32129
                      30184                $46,208.19                 35000                  32361
Jun-99                33271                $49,465.58                 38246                  36184
                      31528                $46,377.04                 35187                  32294
Dec-99                38598                $53,277.80                 38339                  34037

--------------------------------------------------------------------------------
Average Annual Total Return 12/31/99             1 Year     5 Year   10 Year
--------------------------------------------------------------------------------
VE/C Growth and Income Fund (w/o sales charge)    29.42%    21.97%   15.14%
--------------------------------------------------------------------------------
VE/C Growth and Income Fund (w/ sales charge)1    21.99%    20.53%   14.46%
--------------------------------------------------------------------------------
S&P 500 Index                                     21.04%    28.56%   18.21%
--------------------------------------------------------------------------------
Lipper Growth & Income Fund Index                 11.86%    20.60%   14.38%
--------------------------------------------------------------------------------
Lipper Multi-Cap Value Fund Index                  5.94%     17.82%  13.03%
--------------------------------------------------------------------------------

Inception date for the Van Eck/Chubb Growth and Income Fund was 12/1/87.

(1)The maximum sales charge is 5.75%.

Returns for the Van Eck/Chubb Growth and Income Fund reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been partially reimbursed by the Adviser at certain times since the Fund's inception.

The S&P 500 Index, the Lipper Growth & Income Fund Index and the Lipper Multi-Cap Value Fund Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made. The Standard & Poor's 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financials and transportation). It is a market-value weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

The Lipper Growth & Income Fund Index is comprised of funds that combine growth-of-earnings income dividends of the largest qualifying funds in the growth and income category.

The Lipper Multi-Cap Value Fund Index is an index comprised of funds that invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Multi-Cap Value Funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value or earnings growth figures, compared to the U.S. diversified multi-cap funds universe average.

Going forward, we will compare the Fund only to the Lipper Multi-Cap Value Fund Index, its new peer group category as determined by Lipper.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                          Van Eck/Chubb Tax-Exempt Fund
--------------------------------------------------------------------------------

THE VAN ECK/CHUBB TAX-EXEMPT FUND SEEKS A HIGH LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAXES, CONSISTENT WITH THE PRESERVATION OF CAPITAL. THE FUND'S MANAGERS PERFORM RIGOROUS CREDIT ANALYSIS IN SELECTING TAX-EXEMPT BONDS FROM ACROSS THE U.S. THE FUND EMPHASIZES INVESTMENT-GRADE SECURITIES, INCLUDING GENERAL OBLIGATION AND REVENUE BACKED BONDS.

The Van Eck/Chubb Tax-Exempt Fund posted good relative results in 1999, although its total return was -3.25% for the year. Your Fund outperformed its peer group average as measured by the Lipper General Municipal Debt Fund Index, which lost 4.07%. Also, the Fund had favorable relative results for the five- and ten-year time periods ended December 31, 1999. At the same time, the benchmark Lehman Brothers Municipal Bond Index declined 2.06% in 1999. (Please see the tables and charts that follow for greater detail on performance, including specific total return figures.)

U.S. MUNICIPAL MARKET OVERVIEW

For fixed income markets, 1999 was a reverse of 1998. Most categories--including municipal bonds--lost value this past year, except for high-yielding corporate ("junk") bonds, mortgage- and asset-backed securities, and emerging market debt. It was the worst year for bonds since 1994 and the second worst year since 1973. Thirty-year Treasury bonds--1998's best performers--were hit the hardest and declined 14.9%. Inflation jitters and rising interest rates were to blame, along with lackluster demand from investors who continued to favor the higher returns of equity investments. Rates backed up on the heels of monetary tightening by the Federal Reserve Board in the second half of the year. In three 25 basis point (0.25%) moves, the Fed increased the short-term federal funds rate from 4.75% to 5.50%, with the third increase occurring on November 16. This was a complete reversal of the Fed's 1998 lowering of rates by 75 basis points in order to increase capital market liquidity in an effort to stave off a global financial downturn.

The gray clouds above bonds sharply contrasted with the mostly sunny picture for the U.S. economy, which at the end of this month, recorded its 107th consecutive month of growth, thus matching the previous uninterrupted monthly record set in the 1960s. But fourth quarter gross domestic product growth of 5.8% may warn of an over-heating economy. Although Y2K concerns kept monetary policy steady in December, the Federal Reserve remains vigilant about creeping inflation and has indicated that it will continue its cycle of preemptive tightening. The Fed's primary concern is the extremely low rate of U.S. unemployment, which dropped to 4.1% at year end, its lowest level in 31 years. The Fed is wary that productivity growth will not be strong enough to offset wage pressures. Although the core inflation rate (which excludes food and energy prices) did not increase in 1999, labor markets throughout the nation continued to tighten as America enjoyed robust job growth.

The municipal bond market had a better year than the Treasury bond market in 1999, although it underperformed during the second half. In addition, longer-maturity municipals traded at very high ratios to Treasuries, offering 90% to 95% of Treasury yields for the bulk of the year. The yield on the Bond Buyer 20-Bond General Obligation Index (BB20), the benchmark we follow to monitor municipal yields, climbed 100 basis points (1.00%) from 5.00% to 6.00% over the course of the year. At the same time, 30-year Treasury bond yields rose 139 basis points (1.39%), from 5.09% to 6.48%.

New issuance of municipals was close to 1998 levels, while refundings were off by 54%. This caused a considerable decline in total volume, with last year's $226 billion supply off 20% from 1998's $284 billion supply. While volume was restrained in 1998, there was very limited demand from traditionally important buyers, such as tax-exempt bond mutual funds (like your Fund) and property and casualty insurance companies.

On the bright side, municipal credit quality continued to improve, largely owing to the prolonged economic expansion. State and local surpluses are currently at their highest levels since 1981. The fourth quarter of 1999 marked the seventeenth consecutive quarter in which debt-rating upgrades exceeded downgrades in the public finance arena. By number of issues, upgrades

                          VAN ECK/CHUBB TAX-EXEMPT FUND
--------------------------------------------------------------------------------

outnumbered downgrades by a ratio of 3.5 to 1, as reported by Standard & Poor's.

FUND REVIEW

In 1999, our barbell maturity strategy remained intact, as our shorter maturity positions served to cushion the price declines of our longer-term securities--the latter were hurt by the rising interest rate environment. Your Fund's credit quality was extremely high at year end, with 69% invested in triple- and double-A rated paper--the two highest credit categories. Given the persistent narrow yield spreads among credit categories, higher-yielding, lower-quality credits provided little yield advantage in 1999; thus, there was little incentive to downgrade the Fund's portfolio in order to chase yield.

Throughout the year, our geographical favorites continued to be the states of New York, Washington, Texas and Indiana. At year end, your Fund was approximately 16% invested in New York, 13% in Washington, 12% in Indiana and 6% in Texas. New York's credit picture continued to improve and it has issued a healthy supply of bonds. Washington's employment and personal income growth statistics are consistently among the highest in the country. Indiana bonds benefited from the state's diversifying economy and strengthening financial operations. Finally, Texas, now the nation's second most populous state (behind California), is enjoying a booming economy and has substantial bond financing plans in the works. On the sector side, transportation was a primary focus in 1999, with airport and toll road credits continuing to offer attractive investment opportunities.

OUTLOOK

We hope to see renewed interest in municipal bonds in 2000, although it may take some time to build. In the short run, financial markets are likely to be preoccupied with monetary policy, as they anticipate further tightening action by the Federal Reserve. We expect that the presidential election will command some attention in the second half of the year, although none of the major tax law changes being discussed are likely to threaten municipals.

Although inflation and rising interest rates are the twin enemies of bonds, higher yields may make fixed income investments more attractive relative to equities. Another year of double-digit stock market returns may be less likely, and it is possible that the American investor's love affair with technology will endure some rough patches. When that happens, a big picture outlook may well replace the fixation on technology and perhaps illuminate the prudence of conservative fixed income investments. Even now, municipals are very attractive; today's tax-free municipal yield of 6.00% is equivalent to a 9.93% taxable yield for investors in the maximum 39.6% federal income tax bracket. As one of the few remaining tax havens, municipals continue to make sense for long-term tax conscious investors.

We thank you for your investment in the Van Eck/Chubb Tax-Exempt Fund and look forward to helping you meet your investment goals in the months ahead.

[Photo of Fredrick W. Gaertner]              [Photo of Thomas J. Swartz, III

/s/ FREDRICK W. GAERTNER                     /s/ THOMAS J. SWARTZ, III
-------------------------------              -------------------------------
FREDRICK W. GAERTNER                         THOMAS J. SWARTZ, III
SENIOR VICE PRESIDENT                        VICE PRESIDENT
CHUBB ASSET MANAGERS, INC.                   CHUBB ASSET MANAGERS, INC.

January 31, 2000

                          VAN ECK/CHUBB TAX-EXEMPT FUND
--------------------------------------------------------------------------------

-----------------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/99
-----------------------------------------------------------------
                                       AFTER
                                       MAXIMUM          BEFORE
AVERAGE ANNUAL                         SALES            SALES
TOTAL RETURN                           CHARGE*          CHARGE
-----------------------------------------------------------------
Life (since 12/1/87)                   6.82%             7.25%
-----------------------------------------------------------------
10 year                                5.57%             6.08%
-----------------------------------------------------------------
5 year                                 5.06%             6.09%
-----------------------------------------------------------------
1 year                                (7.88)%           (3.25)%
-----------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost. Income may be subject to state and local taxes and the Alternative Minimum Tax.

The Adviser is currently waiving certain or all expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

* Maximum sales charge is 4.75%.

--------------------------------------------------------------------------------
                                 % OF PORTFOLIO(1)

[PIE CHART OMITTED]

Municipal Bonds:  97.5%
Other Net Assets:  2.5%


                                PORTFOLIO QUALITY

                                                     % OF
RATING(2)                                          PORTFOLIO 1
  Aaa                                                48.3%
  Aa                                                 20.7%
  A                                                  17.0%
  Baa                                                11.1%
  Not Rated                                           3.0%


                                                     % OF
TOP TEN STATES                                    PORTFOLIO 1
  New York                                           15.6%
  Washington                                         13.4%
  Indiana                                            12.4%
  New Jersey                                          6.9%
  Texas                                               6.3%
  Tennessee                                           6.1%
  Massachusetts                                       5.4%
  Illinois                                            5.4%
  Florida                                             4.6%
  Utah                                                4.3%

                        DOLLAR WEIGHTED AVERAGE MATURITY

                                   14.5 Years

                               PORTFOLIO DURATION

                                    7.4 Years

                                30-DAY SEC YIELD

                                      4.20%

(1)As a percentage of total net assets at December 31, 1999.
(2)Predominantly Moody's Investors Service ratings.

                          VAN ECK/CHUBB TAX-EXEMPT FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This graph compares a hypothetical $10,000 investment in the Van Eck/Chubb Tax-Exempt Fund made ten years ago with a similar investment in the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Fund Index.

                          VAN ECK/CHUBB TAX-EXEMPT FUND
                             Performance Comparison

               Van Eck/                   Lehman                   Lipper
               Chubb                      Brothers                 General
               Tax-Exempt                 Municipal                Municipal
               Fund                       Debt                     Debt Fund
               (w/sales charge)(1)        Bond Index               Index
               ------------------         ----------               ---------
Dec-89               9524                 $10,000.00                 10000
                     9395                 $10,044.65                  9980
Jun-90               9652                 $10,279.38                 10206
                     9529                 $10,285.12                 10159
Dec-90              10010                 $10,728.77                 10600
                    10211                 $10,971.28                 10818
Jun-91              10367                 $11,205.60                 11039
                    10768                 $11,641.06                 11477
Dec-91              11082                 $12,031.46                 11877
                    11151                 $12,067.10                 11892
Jun-92              11589                 $12,524.68                 12399
                    11882                 $12,858.14                 12680
Dec-92              12099                 $13,092.05                 12934
                    12624                 $13,578.30                 13453
Jun-93              12995                 $14,022.78                 13908
                    13454                 $14,496.74                 14378
Dec-93              13603                 $14,700.34                 14541
                    12937                 $13,893.33                 13742
Jun-94              12971                 $14,046.54                 13821
                    13000                 $14,142.80                 13886
Dec-94              12791                 $13,940.44                 13664
                    13644                 $14,925.65                 14633
Jun-95              13950                 $15,285.32                 14931
                    14198                 $15,724.47                 15295
Dec-95              14821                 $16,373.77                 16029
                    14666                 $16,176.72                 15744
Jun-96              14729                 $16,300.44                 15833
                    15056                 $16,674.04                 16205
Dec-96              15415                 $17,098.85                 16603
                    15429                 $17,057.88                 16540
Jun-97              15872                 $17,645.73                 17121
                    16291                 $18,177.46                 17654
Dec-97              16761                 $18,670.68                 18162
                    16967                 $18,885.75                 18355
Jun-98              17191                 $19,173.32                 18606
                    17648                 $19,761.58                 19158
Dec-98              17767                 $19,880.38                 19186
                    17880                 $20,056.53                 19295
Jun-99              17572                 $19,702.59                 18905
                    17365                 $19,623.94                 18665
Dec-99              17191                 $19,471.55                 18404


--------------------------------------------------------------------------------
Average Annual Total Return 12/31/99         1 Year       5 Year       10 Year
--------------------------------------------------------------------------------
VE/C Tax-Exempt Fund (w/o sales charge)      (3.25%)        6.09%       6.08%
--------------------------------------------------------------------------------
VE/C Tax-Exempt Fund (w/sales charge)(1)     (7.88%)        5.06%       5.57%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index         (2.06%)        6.91%       6.89%
--------------------------------------------------------------------------------
Lipper General Municipal Debt Fund Index     (4.07%)        6.14%       6.29%
--------------------------------------------------------------------------------


Inception date for the Van Eck/Chubb Tax-Exempt Fund was 12/1/87.

(1)The maximum sales charge is 4.75%.

Returns for the Van Eck/Chubb Tax-Exempt Fund reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been partially reimbursed by the Adviser at certain times since the Fund's inception.

The Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Fund Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark of municipal bonds selected to represent the overall municipal market. The bonds in the Index are investment grade and geographically unrestricted.

The Lipper General Municipal Debt Fund Index includes funds that invest at least 65% of assets in municipal debt issues in the top four credit ratings. The Index is an equally-weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the municipal debt category.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                         VAN ECK/CHUBB TOTAL RETURN FUND
--------------------------------------------------------------------------------

THE VAN ECK/CHUBB TOTAL RETURN FUND SEEKS TO PROVIDE BOTH INCOME AND CAPITAL APPRECIATION USING A STRATEGIC COMBINATION OF HIGH-QUALITY BONDS AND THE COMMON STOCKS OF BOTH LARGE- AND MEDIUM-CAPITALIZATION COMPANIES. STOCKS ARE SELECTED USING A RELATIVE VALUE APPROACH. FUND MANAGERS MONITOR AND ADJUST THE ASSET MIX BASED ON CONTINUOUS ANALYSIS OF THE FINANCIAL MARKETS. IN MOST MARKETS, ABOUT 60% TO 70% OF THE FUND'S ASSETS WILL BE INVESTED IN COMMON STOCKS.

We are pleased to report that the Van Eck/Chubb Total Return Fund had an excellent year in 1999, gaining 18.57%. Your Fund outpaced the 8.98% average total return achieved by its peer group of mutual funds as measured by the Lipper Balanced Fund Index. In addition to its superior one-year results, the Fund had favorable relative results for the longer five- and ten-year periods. (Please see the tables and charts that follow for in-depth detail on performance, including specific total return figures.)

REVIEW OF MARKETS

January 2000 marks the 107th consecutive month of uninterrupted U.S. economic growth, thus edging out the previous longest expansion of the 1960s. While this dates the expansion back to early 1991, it can be argued that it stretches as far back as 1982. It was in the early 1980s that the current era of freer, more productive markets began--an era characterized by more positive public policy and private practices, including greater industry deregulation, favorable tax treatment, and less interference from government. In addition, strong long-term forces, most notably technology-based productivity gains and greater global competition, have bolstered America's spectacular progress and provided impetus to economies worldwide. However, a fast-growing American economy has its disadvantages, particularly the threat of inflation. Concerned over rising costs, the Federal Reserve Board increased short-term interest rates three times after mid-year 1999, with its final 0.25% tightening coming on November 16. Recent gross domestic product (GDP) growth figures confirmed the economy's acceleration, with the rate climbing from the range of 2.5% to 3.0% in the first two quarters to 5.8% by year end. Overall, GDP growth was 4.2% in 1999, down somewhat from 1998's 4.3% but still historically high. (At the time of this writing, the Fed was poised to raise rates yet again.)

For the U.S. stock market, 1999 was another record-setting year. The astounding 85.6% return of the technology-rich Nasdaq Composite Index was the biggest market index gain ever in a single year. At the same time, both the S&P 500 Index and the Dow Jones Industrial Average enjoyed their fifth consecutive year of double-digit returns, gaining 21.0% and 27.2%, respectively. For all three market indices, technology companies led performance and captivated the minds of American investors. On closer inspection, the technology bonanza was a narrow phenomenon that sharply contrasted the more sobering results of many common stocks. Most stocks in the Nasdaq Composite Index actually retreated in 1999 and the average stock in the S&P 500 Index rose less than 10%. As was also the case in 1998, the market continued to favor growth over value investments, rewarding rapidly growing companies offering an immediate pay-off rather than solid, healthy companies with good prospects that were selling at a discount. Outside of technology, there was good news for a few other sectors, including energy, basic materials and capital goods, which all benefited from the strong global economic recovery.

In contrast to equities, U.S. bond investments were hurt by rising interest rates in 1999 and most fixed income asset classes lost value. Federal Reserve tightening plus strong credit demand pushed up both nominal and real interest rates last year. The only categories that had positive results were emerging market debt, high-yielding corporate ("junk") bonds, and mortgage- and asset-backed securities. It was the worst year for bonds since 1994 and the second worst year since 1973. Thirty-year Treasury bonds, the best performers of 1998, were hit hardest and declined 14.9%, as yields on the long bond backed up 139 basis points (1.39%), from 5.09% to 6.48%. Ten-year Treasury bonds declined 8.4%. Finally, many investors just simply ignored bonds in 1999, preferring to chase double-digit equity returns.

                         VAN ECK/CHUBB TOTAL RETURN FUND
--------------------------------------------------------------------------------

FUND REVIEW

Your Fund's broader allocations were little changed over 1999, with approximately 58% invested in equity securities and 38% in fixed income securities at year end. However, dramatic shifts were made in the sector emphasis of the Fund's equity holdings. At the end of 1999, the Fund was more than 40% invested in technology and tech-related sectors, compared to a 0% weighting at the end of 1998. This shift was made by broadening our screening parameters to include some of the large-capitalization winners of this momentum- and technology-driven market, while at the same time being mindful of valuation. We culled the S&P 500 Index for top names with secular earnings growth in the 10% to 30% range, selling at a reasonable price. We attribute your Fund's excellent performance in 1999 to this change in strategy. On the other hand, the Fund's fixed income investments continued to be concentrated in high-quality government and corporate bonds of intermediate maturity, but their declining values on the back of rising interest rates added little to the Fund's overall total return.

A quick look at the "Top Ten Equities" gives a good representation of the Fund's changes in the past year: Oracle, Electronic Data, Nokia, Microsoft, Sun Microsystems, Hewlett Packard, Lexmark, Motorola, ADC Telecommunications, and Koninklijke (Royal) Philips1. All ten companies are technology related. Although we are firm believers in the power of the Internet, we have intentionally avoided high-flying, risky "dot-com" companies with unproven business models. Rather, we sought out those well-established names that are helping to build the Internet's networking infrastructure, and which stand to benefit from its expansion and exploding usage. In addition, we increased our investments in mobile communications, computer services and software companies. The Fund's technology bias was achieved by paring the portfolio's exposure to transportation, consumer goods and financials. At the same time, we increased the Fund's energy investments slightly over the year to take advantage of the global economic recovery, particularly among the emerging markets.

OUTLOOK

The Fund's large-cap technology bias should continue to serve it well in the coming year. We remain bullish on technology, given that the end of Y2K remediation permits tremendous resources and capital to be redirected toward growth. We will continue to seek out those companies participating in the new economy, whose earnings growth appears sustainable in the 10% to 30% range. In view of extremely high valuations, we will maintain our value discipline by purchasing those companies that are selling at a reasonable price. Going forward, more traditional sectors of the economy with growth rates below 10%, including consumer cyclicals, basic materials, capital goods, utilities and transportation, should continue to be less attractive. We are, however, mindful of the increased volatility of a portfolio with a strong technology bias, and will continue to diversify the Fund's investments in order to manage this risk prudently. In addition, the Fund's investments in high-quality fixed income securities should continue to safeguard it against the volatility associated with a stock-only investment. While the Federal Reserve is likely to continue to tighten monetary policy by raising short-term interest rates, its anti-inflationary actions will help to protect the value of longer-dated bonds like those held by the Fund.

We thank you for your investment in the Van Eck/Chubb Total Return and we look forward to helping you meet your investment objectives in the future.

[PHOTO OF MICHAEL O'REILLY]      [PHOTO OF ROBERT WITKOFF]

/s/ MICHAEL O'REILLY             /s/ ROBERT WITKOFF
---------------------------      --------------------------
MICHAEL O'REILLY                 ROBERT WITKOFF
PRESIDENT                        SENIOR VICE PRESIDENT
VAN ECK/CHUBB FUNDS              CHUBB ASSET MANAGERS, INC.

January 31, 2000

                         VAN ECK/CHUBB TOTAL RETURN FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/99
----------------------------------------------------------------
                                      AFTER
                                      MAXIMUM           BEFORE
AVERAGE ANNUAL                        SALES             SALES
TOTAL RETURN                          CHARGE*           CHARGE
----------------------------------------------------------------
Life (since 12/1/87)                  13.36%            13.92%
----------------------------------------------------------------
10 year                               12.55%            13.22%
----------------------------------------------------------------
5 year                                16.75%            18.15%
----------------------------------------------------------------
1 year                                11.73%            18.57%
----------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain or all expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

* Maximum sales charge is 5.75%.

(1)Oracle accounted for 4.2% of the Fund's total net assets at December 31; Electronic Data Systems 2.5%; Nokia 2.4%; Microsoft 2.3%; Sun Microsystems 2.3%; Hewlett Packard 2.3%; Lexmark 2.3%; Motorola 2.2%; ADC Telecommunications 2.2%; and Koninklijke (Royal) Philips 2.2%.

--------------------------------------------------------------------------------
                                 % OF PORTFOLIO

[PIE CHART OMITTED]

U.S. Government Obligations:  26.1%
Corporate Bonds:              12.2%
Other Net Assets:              3.3%
Common Stocks:                58.4%


                                                  % OF
TOP TEN EQUITIES                                PORTFOLIO
  Oracle Corp.                                     4.2%
  Electronic Data Systems Corp.                    2.5%
  Nokia Oyj                                        2.4%
  Microsoft Corp.                                  2.3%
  Sun Microsystems, Inc.                           2.3%
  Hewlett Packard Co.                              2.3%
  Lexmark International Group, Inc.                2.3%
  Motorola, Inc.                                   2.2%
  ADC Telecommunications, Inc.                     2.2%
  Koninklijke (Royal) Philips Electronics N.V.     2.2%


                                                  % OF
TOP TEN INDUSTRIES                              PORTFOLIO
  Computers and Computer Software                 16.6%
  Electronics                                     10.9%
  Technology                                       9.5%
  Telecommunications                               4.9%
  Oil & Gas Equipment and Services                 2.9%
  Electrical Equipment                             2.9%
  Financial Services                               2.4%
  Retail                                           2.1%
  Consumer Products                                1.9%
  Manufacturing                                    1.6%


(1)As a percentage of total net assets at December 31, 1999

                         VAN ECK/CHUBB TOTAL RETURN FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This graph compares a hypothetical $10,000 investment in the Van Eck/Chubb Total Return Fund made ten years ago with a similar investment in the S&P 500 Index and the Lipper Balanced Fund Index

                Van Eck/Chubb                                Lipper
                Total Return                                 Balanced
                Fund                         S&P 500         Fund
                (w/ sales charge)(1)         Index           Index
--------------------------------------------------------------------------------
Dec-89               $9,423                $10,000.00          10000
                     $9,418                 $9,699.18           9766
Jun-90               $9,867                $10,309.30          10217
                     $9,034                 $8,892.47           9390
Dec-90               $9,376                 $9,689.56          10066
                    $10,207                $11,097.05          11113
Jun-91              $10,593                $11,071.59          11143
                    $11,105                $11,663.65          11848
Dec-91              $12,119                $12,641.56          12665
                    $12,087                $12,322.28          12516
Jun-92              $12,088                $12,556.55          12716
                    $12,353                $12,952.38          13117
Dec-92              $12,976                $13,604.52          13610
                    $13,590                $14,198.63          14250
Jun-93              $13,789                $14,267.77          14542
                    $14,358                $14,636.42          15074
Dec-93              $14,798                $14,975.77          15237
                    $14,387                $14,407.87          14772
Jun-94              $14,269                $14,468.51          14660
                    $14,569                $15,175.99          15089
Dec-94              $14,171                $15,173.60          14925
                    $15,232                $16,650.99          15826
Jun-95              $16,776                $18,240.61          16933
                    $17,860                $19,690.05          17842
Dec-95              $18,429                $20,875.52          18639
                      18766                $21,996.03          19056
Jun-96                19359                $22,983.13          19443
                      19688                $23,693.45          19956
Dec-96                21570                $25,668.53          21072
                      21685                $26,356.71          21170
Jun-97                24566                $30,958.04          23452
                      27158                $33,277.05          24959
Dec-97                26767                $34,232.53          25349
                      29203                $39,007.56          27354
Jun-98                28858                $40,295.60          27770
                      24785                $36,287.17          26163
Dec-98                27498                $44,015.01          29173
                      27355                $46,208.19          29641
Jun-99                29120                $49,465.58          30974
                      28470                $46,377.04          29690
Dec-99                32606                $53,277.80          31792


--------------------------------------------------------------------------------
  Average Annual Total Return 12/31/99            1 Year    5 Year     10 Year
--------------------------------------------------------------------------------
  VE/C Total Return Fund (w/o sales charge)        18.57%    18.15%     13.22%
--------------------------------------------------------------------------------
  VE/C Total Return Fund (w/ sales charge) 1        11.73%   16.75%     12.55%
--------------------------------------------------------------------------------
  S&P 500 Index                                     21.04%   28.56%     18.21%
--------------------------------------------------------------------------------
  Lipper Balanced Fund Index                         8.98%   16.33%    12.26%
--------------------------------------------------------------------------------

Inception date for the Van Eck/Chubb Total Return Fund was 12/7/87.

(1)The maximum sales charge is 5.75%.

Returns for the Van Eck/Chubb Total Return Fund reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been partially reimbursed by the Adviser at certain times since the Fund's inception.

The S&P 500 Index and the Lipper Balanced Fund Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The Standard & Poor's 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financials and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

The Lipper Balanced Fund Index includes funds with a primary objective of conserving principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The Index is an equally-weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the balanced category.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                        VAN ECK/CHUBB GLOBAL INCOME FUND
               SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 1999

                                                              MARKET
                                             PRINCIPAL        VALUE
                            CURRENCY          AMOUNT         (NOTE B)
                            --------          ------         --------

GOVERNMENT AND AGENCY
   OBLIGATIONS-53.4%

AUSTRALIA-0.8%
Australian Government
   Bond
   9.50%, due 8/15/03........   AUD           650,000       $   466,852
New South Wales Treasury
   Note
   9.25%, due 6/20/05........   AUD           200,000           142,703
                                                            -----------
                                                                609,555
                                                            -----------
BULGARIA-1.1%
Bulgaria Discount Floating
   Rate Note
   6.50%, due 7/28/24........   USD         1,000,000           797,500
                                                            -----------
CANADA-1.8%
Government of Canada
   Bond
   5.25%, due 9/01/03 (a)....   CAD         2,000,000         1,344,747
                                                            -----------
CROATIA-0.6%
Croatia Government Bond
   7.00%, due 2/27/02........   USD           500,000           467,951

FRANCE-16.8%
French Government Bond
   5.50%, due 10/12/01.......   EUR         2,439,184         2,511,238
   4.50%, due 7/12/03........   EUR         2,200,000         2,201,093
   4.00%, due 1/12/02........   EUR         1,000,000         1,001,911
France O.A.T.
   6.50%, due 10/25/06.......   EUR         1,867,500         2,046,593
   6.75%, due 10/25/04.......   EUR         2,500,000         2,724,267
   5.50%, due 10/25/07.......   EUR         2,250,000         2,308,608
                                                            -----------
                                                             12,793,710
GERMANY-11.0%
Bundesobligation
   6.00%, due 7/04/07........   EUR         2,721,455         2,865,787
Deutschland Republic
   7.375%, due 1/03/05.......   EUR         2,300,813         2,564,374
    6.00%, due 1/05/06.......   EUR         2,800,000         2,962,693
                                                            -----------
                                                              8,392,854
GREECE-2.0%
Hellenic Republic
   6.60%, due 1/15/04 (a)....    GRD      500,000,000         1,533,737
                                                            -----------
ITALY-2.1%
Buoni Poliennali del tes
   Government National
   5.00%, due 5/01/08........    EUR        1,652,659       $ 1,619,265
                                                            -----------
NETHERLANDS-3.5%
Government of Netherlands
   8.25%, due 9/15/07........    EUR          249,580           296,866
   6.00%, due 1/15/06........    EUR        1,588,231         1,665,869
   3.00%, due 2/15/02........    EUR          720,000           705,079
                                                            -----------
                                                              2,667,814
                                                            -----------
SPAIN-0.8%
Spanish Government Bond
   3.25%, due 1/31/05........    EUR          627,000           578,497
                                                            -----------
SUPRANATIONAL-5.5%
European Investment Bank
   6.00%, due 11/26/04.......    GBP        1,100,000         1,735,295
International Bank for
   Reconstruction &
   Development
   5.875%, due 11/10/03......    DEM        1,050,000           559,694
   9.25 %, due 7/20/07.......    GBP        1,000,000         1,871,660
                                                            -----------
                                                              4,166,649
                                                            -----------
TURKEY-1.4%
Republic of Turkey Bond
   11.875%, due 11/05/04.....    USD        1,000,000         1,035,000
                                                            -----------
UNITED STATES-6.0%
U.S. Treasury Notes
   6.00%, due 8/15/09 (a)....     USD       4,750,000         4,603,049
                                                            -----------
TOTAL GOVERNMENT
   AND AGENCY
   OBLIGATIONS
   (Cost: $44,571,806).......                                40,610,328
                                                            -----------

CORPORATE BONDS-29.5%

BELGIUM-1.7%
Hermes Euro Rail
   11.50%, due 8/15/07.......      USD      1,250,000         1,290,625
                                                            -----------
FRANCE-3.9%
Caisse Centrale
   6.234%, due 6/27/04 (a)....     USD      3,000,000         2,988,900
                                                            -----------

                        See Notes to Financial Statements

                        VAN ECK/CHUBB GLOBAL INCOME FUND
         SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 1999 (continued)

                                                              MARKET
                                           PRINCIPAL           VALUE
                            CURRENCY        AMOUNT           (NOTE B)
                            --------        ------           --------
JAPAN-5.2%
Fuji JGB Carrier Preferred
   9.87%, due 12/31/49+......    USD        1,000,000        $  992,647
IBJ Preferred Capital Co. LLC
   8.79%, due 12/29/49+......    USD        1,000,000           928,616
SB Treasury Co. LLC
   9.40%, due 12/29/49+......    USD        1,000,000           990,239
Tokai Preferred Capital
   Co. LLC
   9.98%, due 12/29/49+......    USD        1,000,000         1,020,000
                                                            -----------
                                                              3,931,502
                                                            -----------
KAZAKHSTAN-0.6%
Para Financial Services
   9.375%, due 10/15/02......   USD           500,000           470,000
                                                            -----------
Mexico-1.3%
Grupo Industrial Durango,
   S.A. de C.V.
   12.00%, due 7/15/01.......   USD           500,000           500,000
VICAP S.A.
   11.375%, due 5/15/07......   USD           500,000           456,250
                                                            -----------
                                                                956,250
                                                            -----------
NETHERLANDS-3.4%
Netia Holdings S.A.
   13.50%, due 6/15/09.......   EUR         1,000,000         1,040,244
United Pan-Europe Reg S
   10.875%, due 8/01/09......   EUR           500,000           519,492
United Pan-Europe
   10.875%, due 8/01/09......   EUR           500,000           519,492
   11.25%, due 11/01/09......   EUR           500,000           516,344
                                                            -----------
                                                              2,595,572
                                                            -----------
SPAIN-0.7%
Jazztel PLC
   14.00%, due 4/01/09.......   USD           500,000           516,250
                                                            -----------
UNITED KINGDOM-6.5%
British Telecom
   5.75%, due 12/07/12 (a)...   GBP         1,050,000         1,654,318
Luxfer
   10.125%, due 5/01/09 (a)..   GPB         1,000,000         1,557,421
NTL Comm
   9.875%, due 11/15/09 (a)..   USD         1,000,000         1,012,538
Polestar Corp.
   10.5%, due 5/30/08 (a)....   GPB           500,000           775,590
                                                            -----------
                                                              4,999,867
                                                            -----------
UNITED STATES-6.2%
AT&T Corp.
   6.5%, due 9/15/02           USD          1,000,000           991,250
C.S. First Boston Commercial
   Mortgage 97-C1
   7.46%, due 5/20/09+.......  USD          2,000,000         1,823,438
Entex Information Service
   12.50%, due 8/01/06+......  USD          1,000,000           340,000
Tokheim Reg S
   11.375%, due 8/01/08......  USD            500,000           287,138
Viatel Inc.
   11.50%, due 3/15/09.......  EUR            500,000           510,047
   11.15%, due 4/15/08.......  DEM          1,500,000           774,630
                                                            -----------
                                                              4,726,503
                                                            -----------
TOTAL CORPORATE
   BONDS
   (Cost: $23,886,756)                                       22,475,469
                                                            -----------

SHORT-TERM OBLIGATIONS-8.8%
UNITED STATES-8.8%
American Express
   Commercial Paper
   Interest Yield 5.83%,
   due 1/18/00 (a)...........   USD         1,025,000         1,022,179
   Interest Yield 5.82%,
   due 1/18/00 (a)...........   USD           500,000           498,626
Deutsche Bank
   Commercial Paper
   Interest Yield 5.95%,
   due 1/24/00 (a)...........   USD         1,550,000         1,544,108
General Electric Co.
   Commercial Paper
   Interest Yield 5.98%,
   due 2/01/00 (a)...........   USD         2,655,000         2,641,328
John Deere Capital
   Commercial Paper
   Interest Yield 6.36%,
   due 1/21/00 (a)...........   USD         1,025,000         1,021,378
                                                            -----------
TOTAL SHORT-TERM
   OBLIGATIONS
   (Cost: $6,727,619)........                                 6,727,619
                                                            -----------

                        See Notes to Financial Statements

                        VAN ECK/CHUBB GLOBAL INCOME FUND
         SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 1999 (continued)

                                                        MARKET
                                      NUMBER OF          VALUE
                                       CONTRACTS        (NOTE B)
                                     ------------     ------------
OPTIONS PURCHASED-1.2%
Call, JPY/USD Currency Strike
   $110 expiring 1/25/00+....            55,000        $  434,500
Call, JPY/USD Currency Strike
   $107 expiring 2/15/00+....            80,000           440,000
Put, JPY/USD Currency Strike
   $110 expiring 2/25/00+....            50,000            10,000
Put, JPY/USD Currency Strike
   $115 expiring 2/25/00+....            50,000             2,000
                                                      -----------
TOTAL OPTIONS PURCHASED
   (Cost: $816,638)..........                             886,500
                                                      -----------
   TOTAL INVESTMENTS
   (Cost: $76,002,819).......              92.9%       70,699,916
                                                      -----------


OPTIONS WRITTEN-(0.2%)
Call, JPY/USD Currency Strike

   $95 expiring 2/25/00+.....           (50,000)      $  (30,000)
Call, JPY/USD Currency Strike
   $98 expiring 1/25/00+.....           (55,000)         (27,500)
Call, JPY/USD Currency Strike
   $98 expiring 2/15/00+.....           (80,000)         (80,000)
                                                      -----------
TOTAL OPTIONS WRITTEN
   (premiums received:
    $150,763)................                           (137,500)
                                                      -----------
TOTAL INVESTMENTS, NET OF
   OPTIONS WRITTEN
   (Cost: $75,852,056*)......              92.7%       70,562,416
   Other assets less
   liabilities...............               7.3%        5,522,487
                                          -------     -----------
TOTAL NET ASSETS.............             100.0%      $76,084,903
                                          =======     ===========

----------
*    Aggregate cost for Federal income tax purposes.

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which amount to 8.01% of the Fund's net assets, may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(a) These securities are segregated as collateral for foreign forward currency contracts, options written and futures contracts.

+    Non-income producing.



                       See Notes to Financial Statements

                    VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
               SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 1999

                                                                  MARKET
                                             NUMBER OF            VALUE
                                             CONTRACTS           (NOTE B)
                                            -----------         ----------


U.S. GOVERNMENT AND AGENCY
   OBLIGATIONS-97.2%
Federal Home Loan Mortgage Association

   Series 1058 H 8.00%, due 4/15/21....      $  280,909       $   285,639
Federal National Mortgage Association
   9.00%, due 7/01/01..................           6,599             6,729
   6.00%, due 1/01/29..................       9,543,942         8,745,882
Tennessee Valley Authority

   6.235%, due 7/15/45.................      10,000,000         9,941,500
   5.98%, due 4/01/36..................       4,000,000         3,789,800
U.S. Treasury Bond

   10.375%, due 11/15/12...............       1,000,000         1,215,313
   11.250%, due 2/15/15................       2,900,000         4,098,970
U.S. Treasury Bond

   5.50%, due 2/28/03..................       1,000,000           976,250
                                                              -----------
   TOTAL INVESTMENTS
   (Cost: $30,009,169*)................            97.2%       29,060,083
   Other assets less liabilities.......             2.8%          830,825
                                                 -------      -----------
   TOTAL NET ASSETS....................           100.0%      $29,890,908
                                                 =======      ===========

----------
* Aggregate cost for Federal income tax purposes.

                        See Notes to Financial Statements

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
               SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 1999


                                            NUMBER        MARKET
                                              OF          VALUE
COMPANY                                     SHARES       (NOTE B)
-------                                     ------       --------
COMMON STOCK-88.7%
AUTOS, TRUCKS & PARTS-1.5%
General Motors Corp....................      15,000   $ 1,440,000
                                                      -----------
BANKING-3.3%
Bank of America Corp...................      20,000     1,003,750
Chase Manhattan Corp...................      27,000     2,097,563
                                                      -----------
                                                        3,101,313
                                                      -----------
BEVERAGES-0.5%
Coca-Cola Enterprises, Inc.............      25,000       503,125
                                                      -----------
COMPUTERS AND COMPUTER SOFTWARE-24.9%
BMC Software, Inc.+....................      25,000     1,998,438
Complete Business Solutions, Inc.+.....      95,000     2,386,875
Computer Sciences Corp.+...............      33,300     3,151,013
Compuware Corp. .......................      70,000     2,607,500
Electronic Data Systems Corp...........      25,000     1,673,438
Extreme Networks, Inc.+................         500        41,750
International Business Machines Corp...      16,000     1,728,000
Keane, Inc.............................      24,000       762,000
Microsoft Corp.........................      23,000     2,685,250
Parametric Technology Corp.+...........      50,000     1,353,125
Sun Microsystems, Inc.+................      40,000     3,097,499
USWeb Corp.............................      50,000     2,221,875
                                                      -----------
                                                       23,706,763
                                                      -----------
CONSUMER PRODUCTS-0.8%
Clorox Co..............................      15,000       755,625
                                                      -----------
ELECTRICAL EQUIPMENT-2.8%
General Electric Co. ..................      17,000     2,630,750
                                                      -----------
ELECTRONICS-12.1%
Koninklijke (Royal) Philips Electronics N.V. 15,180     2,049,300
Lexmark International Group, Inc.......      30,000     2,715,000
Motorola, Inc..........................      15,000     2,208,750
Nokia Oyj..............................      12,000     2,280,000
Sanmina Corp...........................      22,500     2,247,188
                                                      -----------
                                                       11,500,238
                                                      -----------
ENTERTAINMENT AND LEISURE-2.3%
Time Warner, Inc.......................      30,000     2,173,125
                                                      -----------
FINANCIAL SERVICES-4.8%
Citigroup, Inc.........................      36,000     2,000,250
Merrill Lynch & Co., Inc...............      16,100     1,344,350
Washington Mutual, Inc.................      45,000     1,170,000
                                                      -----------
                                                        4,514,600
                                                      -----------
FOOD PROCESSING-0.0%
Archer-Daniels-Midland Co..............         138         1,682
                                                      -----------
HOUSEHOLD PRODUCTS-1.7%
Procter & Gamble Co....................      15,000   $ 1,643,438
                                                      -----------
MANUFACTURING-1.6%
United Technologies Corp...............      24,000     1,560,000
                                                      -----------
MEDICAL-HEALTHCARE SERVICES-1.3%
Baxter International, Inc..............      20,000     1,256,250
Healthcare Services Corp.+.............          96           672
                                                      -----------
                                                        1,256,922
                                                      -----------
OIL & GAS EQUIPMENT AND SERVICES-5.7%
Burlington Resources, Inc..............      49,600     1,639,900
Cooper Cameron Corp.+..................      13,800       675,338
Halliburton Co.........................      40,000     1,610,000
Transocean Sedco Forex, Inc............      44,000     1,482,250
                                                      -----------
                                                        5,407,488
                                                      -----------
printed circuit boards-1.2%
Jabil Circuit, Inc.....................      15,000     1,095,000
                                                      -----------
RETAIL-4.2%
BJ Wholesale Club, Inc.................      25,000       912,500
Tandy Corp.............................      20,000       983,750
Wal-Mart Stores, Inc...................      30,000     2,073,750
                                                      -----------
                                                        3,970,000
SUPERMARKETS-1.6%
Kroger Co. ............................      80,000     1,510,000
                                                      -----------
TECHNOLOGY-9.5%
Cisco Systems, Inc.....................      19,000     2,035,375
Hewlett Packard Co. ...................      15,000     1,709,063
Intel Corp.............................      16,000     1,317,000
Oracle Corp.+..........................      35,000     3,922,188
                                                      -----------
                                                        8,983,626
TELECOMMUNICATIONS-8.9%
ADC Telecommunications, Inc.+..........      38,000     2,757,375
AT&T Corp. ............................      30,000     1,522,500
Antec Corp.............................      25,000       912,500
Lucent Technologies, Inc...............      31,000     2,319,188
MCI Worldcom, Inc. ....................      16,500       875,527
                                                      -----------
                                                        8,387,090
                                                      -----------

   TOTAL INVESTMENTS                          88.7%    84,140,785
   (Cost: $60,814,770*)

   Other assets less liabilities              11.3%    10,698,784
                                           --------   -----------

   TOTAL NET ASSETS                           100.0%  $94,839,569
                                           ========   ===========

----------
* Aggregate cost for Federal income tax purposes.
+ Non-income producing.

                        See Notes to Financial Statements

                          VAN ECK/CHUBB TAX-EXEMPT FUND
               SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 1999

                                                                     MARKET
                                                    PRINCIPAL         VALUE
                                                      AMOUNT         (NOTE B)
                                                    ---------       --------
MUNICIPAL OBLIGATIONS-97.5%

ALASKA-2.1%
Anchorage, Alaska, Hospital Revenue,
   (Sisters of Providence Project),
   6.75%, due 10/01/02.................               150,000     $  156,730
North Slope Borough, Alaska,
   General Obligation, Series A,
   Zero Coupon, MBIA  Insured,
   due 6/30/04.........................               550,000        438,726
                                                                  ----------
                                                                     595,456
                                                                  ----------
CONNECTICUT-0.6%
Connecticut State, General Obligation,
   Series C, 7.00%, Prerefunded to
   9/15/00 at 102+.....................               160,000        166,405
                                                                  ----------
DISTRICT OF COLUMBIA-3.9%
District of Columbia, Certificate
   of Participation, 7.30%,
   due 1/01/13+.......................                300,000        318,990
District of Columbia, Series 93A,
   5.875%, due 6/01/05................                255,000        262,357
District of Columbia, Series 93A,
   5.875%, due 6/01/05, ETM...........                245,000        257,959
Metropolitan Washington D.C.
   Airport Authority,.................
   General Airport Revenue,
   Series  A, AMT, MBIA Insured,
   6.50%, due 10/01/07+................               250,000        262,742
                                                                  ----------
                                                                   1,102,048
                                                                  ----------
FLORIDA-4.6%
Dade County, Florida, Aviation Revenue,
   Miami International Airport,
   FSA Insured, 5.125%,
   due 10/01/27........................             1,500,000      1,302,556
                                                                  ----------
GEORGIA-0.9%
Cartersville, Georgia Development
   Authority, Water & Wastewater
   Facilities, Anheuser Busch, AMT,
   6.75%, due 2/01/12+................                250,000        262,598
                                                                  ----------
ILLINOIS-5.4%
Illinois State Toll Highway, Series 92A,
   6.375%, Prerefunded to
   1/01/03 at 102+....................              1,100,000      1,170,303
Metropolitan Pier & Exposition Authority,
   Illinois, 6.50%, Prerefunded to
   6/15/03 at 102+....................                345,000     $  370,348
Metropolitan Pier & Exposition Authority,
   Illinois, 6.50%, due 6/15/27+......                  5,000          5,164
                                                                  ----------
                                                                   1,545,815
                                                                  ----------
INDIANA-12.4%
Indiana Bond Bank, Revenue,
   State Revolving Fund,
   6.00%, due 2/01/15+................                500,000        513,378
Indiana Health Facilities
   Financing Authority, Charity Obligated
   Group, 5.00%, due 11/01/26,
   Mandatory Put on 11/01/07 at 100...              1,290,000      1,305,196
Indiana Health Facilities Financing
   Authority, Holy Cross Health
   System Corp,  MBIA Insured, 5.375%,
   due 12/01/12.......................                500,000        490,851
Indiana Municipal Power Supply,
    MBIA Insured 5.50%, due 1/01/16...              1,200,000      1,154,334
Indiana State Housing Finance Authority,
   Single Family Mortgage 1990,
   Series C, AMT, 7.80%,
   due 1/01/22+.......................                 65,000         66,739
                                                                  ----------
                                                                   3,530,498
                                                                  ----------
IOWA-3.9%
Iowa Finance Authority, Single Family
   Revenue, AMT, 4.95%, due 1/01/21...              1,215,000      1,113,981
                                                                  ----------
LOUISIANA-0.7%
Jefferson, Louisiana, Sales Tax Revenue,
   Refunding, FGIC Insured, Series A,
   6.75%, Prerefunded to
   12/01/02 at 100+...................                 60,000         63,464
Jefferson, Louisiana, Sales Tax Revenue,
   Refunding, FGIC Insured, Series A,
   6.75%, due 12/01/06+...............                140,000        146,333
                                                                  ----------
                                                                     209,797
                                                                  ----------
MAINE-0.6%
Maine Educational Loan Authority,
   Series 92A, AMT, 6.95%,
   due 12/01/07+......................                155,000        157,790
                                                                  ----------

                        See Notes fo Financial Statements

                          VAN ECK/CHUBB TAX-EXEMPT FUND
         SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 1999 (continued)

                                                                    MARKET
                                                    PRINCIPAL       VALUE
                                                     AMOUNT        (NOTE B)
                                                    ---------      --------
MASSACHUSETTS-5.4%
Massachusetts State Construction Loan,
   Series A, 6.00%, Prerefunded to
   6/01/01 at   100+..................                300,000     $  306,551
Massachusetts State Turnpike Authority,
   MBIA Insured, Series A,
   5.00%, due   1/01/37+..............              1,500,000      1,236,296
                                                                  ----------
                                                                   1,542,847
                                                                  ----------
MISSOURI-0.6%
Missouri Health & Educational Facilities
   Authority, St. Luke's Hospital,
   MBIA Insured, 7.00%,
   Prerefunded to 11/15/01 at 102+.....               150,000        159,579
                                                                  ----------
New Hampshire-0.8%
New Hampshire Turnpike System,
   Series A, FGIC Insured,
   6.75%, due 11/01/11+................               200,000        220,801
                                                                  ----------
NEW JERSEY-6.9%
New Jersey Economic Development
   Authority, The Seeing Eye, Inc. Project,
   7.30%, due 4/01/11+................                550,000        573,307
New Jersey Wastewater Treatment Trust,
   6.875%, Prerefunded to 6/15/00
   at 101.75+.........................                165,000        169,923
New Jersey Wastewater Treatment Trust,
   6.875%, due 6/15/07+...............                 15,000         15,370
Salem County, New Jersey, Pollution
   Control Financing Authority,
   Waste Disposal Revenue,
   E.I. DuPont Project, AMT,
   6.50%, due 11/15/21+................             1,150,000      1,199,877
                                                                  ----------
                                                                   1,958,477
                                                                  ----------
NEW YORK-15.6%
Metropolitan Transportation Authority,
   New York, Transit Facilities,
   Service Contract, Series 8, 5.00%,
   due 7/01/02........................              1,000,000      1,007,702
New York City, New York,
   General Obligation, Series H,
   6.875%, due 2/01/02, ETM...........                230,000        239,690
New York City, New York,
    General Obligation, Series H,
   Subseries H-1, 5.80%, due 8/01/04...               250,000        259,125
New York City, New York,
   General Obligation, Series D,
   5.25%, due 8/01/03.................              1,000,000     $1,011,986
New York City, Series H,
   6.875%, due 2/01/02................                 20,000         20,806
New York State Dormitory Authority,
   City University System, Series 1,
   5.125%, due 7/01/13+...............              1,325,000      1,232,063
New York State Local Government
   Assistance Corporation, Series B,
   5.50%, due 4/01/21+................                450,000        417,028
New York State Thruway Authority,
   Highway and Bridge Trust Fund,
   Series A, MBIA Insured,
   5.60%, due 4/01/10+................                250,000        253,093
                                                                  ----------
                                                                   4,441,493
                                                                  ----------
OKLAHOMA-2.0%
Oklahoma Industrial Development
   Authority, Sisters of Mercy, Series A,
   5.00%, due 6/01/13+.................               600,000        560,418
                                                                  ----------
PENNSYLVANIA-1.0%
Philadelphia, Pennsylvania, Hospital &
   Higher Education Facility Authority,
  (Children's Hospital), 5.00%,
   due 2/15/21+.......................                350,000        291,172
                                                                  ----------
TENNESSEE-6.1%
Memphis-Shelby County, Tennessee Airport
   Authority, (Federal Express Corp.),
   AMT, 6.75%, due 9/01/12+...........                250,000        261,384
Shelby County, Tennessee,
   General Obligation, Series B,
   Zero Coupon, due 12/01/12..........              2,000,000        975,046
Tennessee Housing Development Agency,
   1993 Series A, 5.90%,
   due 7/01/18+.......................                495,000        492,795
                                                                  ----------
                                                                   1,729,225
                                                                  ----------
TEXAS-6.3%
Austin, Texas, Independent School
   District, Permanent School Fund,
   Zero Coupon, due 8/01/13...........                500,000        229,675
Austin, Texas, Utility System Revenue,
   Series C, 7.30%, Prerefunded to
   11/15/01 at 100+...................                 60,000         63,046

                        See Notes to Financial Statements

                          VAN ECK/CHUBB TAX-EXEMPT FUND
         SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 1999 (continued)

                                                                   MARKET
                                                  PRINCIPAL        VALUE
                                                   AMOUNT         (NOTE B)
                                                  ---------       --------

TEXAS (continued)
Houston, Texas, Independent School
   District, Permanent School Fund,
   Zero Coupon, due 8/15/13...........              1,150,000   $   531,279
Waxahachie, Texas, Independent School
   District, Permanent School Fund,
   Zero Coupon, due 8/15/13...........              2,060,000       950,424
                                                                -----------
                                                                  1,774,424
                                                                -----------
UTAH-4.3%
Utah State Board of Regents,
   Student Loan Revenue, Series F,
   AMT, 5.00%, due 5/01/06.............             1,250,000     1,231,935
                                                                -----------
WASHINGTON-13.4%
Lewis County, Washington, Public Utility
   District #1, Revenue Series 91,
   7.00%, Prerefunded to
   10/01/01 at 102+...................                250,000       265,269
Washington Health Care Facilities
   Authority, Catholic Health Initiatives,
   MBIA   Insured, 5.125%,
   due 12/01/17+......................              1,300,000     1,158,347
Washington Health Care Facilities
   Authority, Revenue, MBIA Insured,
   (Group Health Co-Op),
   6.75%, due 12/01/11+...............                300,000       310,584
Washington Health Care Facilities
    Authority, Revenue, Series 93
   (Sisters of Providence),
   6.25%, due 10/01/13+...............                500,000       514,007
Washington Housing Finance Commission,
   GNMA/FNMA MBS Programs,
   7.10%, due 7/01/22+................                125,000       126,609
Washington State Public Power Supply
   System, Nuclear Project Number 1,
   FSA Insured, 5.75%, due 7/01/11....              1,200,000     1,198,003
Washington State Public Power Supply
   System, Nuclear Project Number 2,
   Revenue, Series 90C, 7.625%,
   Prerefunded to 1/01/01 at 102+.....                100,000       104,991
Washington State Public Power Supply
   System, Nuclear Project Number 3,
   Revenue, 7.50%, Prerefunded to
   7/01/00 at 102+....................                125,000       129,570
                                                                -----------
                                                                  3,807,380
                                                                -----------
  TOTAL INVESTMENTS
  (Cost: $28,095,248*)................                  97.5%    27,704,695
  Other assets less liabilities.......                   2.5%       703,904
                                                       ------   -----------
  TOTAL NET ASSETS....................                 100.0%   $28,408,599
                                                       ======   ===========

-----------
* Aggregate cost for Federal income tax purposes.
+ Issued with call provisions.

Abbreviations:
  AMT-Alternative Minimum Tax
  ETM-Escrowed To Maturity
  FGIC-Financial Guaranty Insurance Company
  FNMA-Federal National Mortgage Association
  FSA-Financial Security Assurance
  GNMA-Government National Mortgage Association
  MBIA-Municipal Bond Investors Assurance Corporation
  MBS-Mortgage Backed Security

                        See Notes to Financial Statements

                         VAN ECK/CHUBB TOTAL RETURN FUND
               SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 1999

                                                                   MARKET
                                                  NUMBER OF        VALUE
COMPANY                                            SHARES         (NOTE B)
-------                                           ---------       --------

COMMON STOCK-58.4%

BANKING-1.6%
Chase Manhattan Corp.............                    8,000     $   621,500
                                                               -----------
BUILDING & CONSTRUCTION-0.2%
Hanson PLC (ADR).................                    1,687          68,218
                                                               -----------
CHEMICALS/FERTILIZER-0.0%
Millennium Chemicals, Inc........                      964          19,039
                                                               -----------
COMPUTERS AND COMPUTER
   SOFTWARE-16.6%
BMC Software, Inc.+..............                   10,000         799,375
Complete Business Solutions, Inc.+                  30,000         753,750
Computer Sciences Corp.+.........                    9,000         851,625
Compuware Corp.+.................                   20,000         745,000
Electronic Data Systems Corp.....                   15,000       1,004,063
International Business Machines Corp.                6,000         648,000
Microsoft Corp.+.................                    8,000         934,000
Sun Microsystems, Inc.+..........                   12,000         929,250
                                                               -----------
                                                                 6,665,063
                                                               -----------
CONSUMER PRODUCTS-1.9%
Clorox Co........................                   15,000         755,625
                                                               -----------
ELECTRICAL EQUIPMENT-2.9%
General Electric Co. ............                    5,000         773,750
Honeywell International, Inc.....                    7,000         403,813
                                                               -----------
                                                                 1,177,563
                                                               -----------
ELECTRONICS-10.9%
Koninklijke (Royal) Philips
   Electronics N.V.                                  6,384         861,840
Lexmark International Group, Inc.+                  10,000         905,000
Motorola, Inc....................                    6,000         883,500
Nokia Oyj........................                    5,000         950,000
Samina Corp......................                    7,500         749,063
                                                               -----------
                                                                 4,349,403
                                                               -----------
FINANCIAL SERVICES-2.4%
Associates First Capital Corp....                    7,548         207,098
Merrill Lynch & Co., Inc. .......                    9,000         751,500
                                                               -----------
                                                                   958,598
                                                               -----------


                                                  NUMBER OF        MARKET
                                                  SHARES OR        VALUE
COMPANY                                      PRINCIPAL AMOUNT     (NOTE B)
-------                                      ----------------     --------

MANUFACTURING-1.6%
United Technologies Corp.........                   10,000       $ 650,000
                                                               -----------
MEDICAL SERVICES-0.0%
Healthcare Services Group+.......                       96             672
                                                               -----------
OIL & GAS EQUIPMENT AND SERVICES-2.9%
Burlington Resources, Inc........                   12,200         403,363
Halliburton Co...................                   10,000         402,500
Transocean Sedco Forex, Inc......                   10,400         350,350
                                                               -----------
                                                                 1,156,213
                                                               -----------
RETAIL-2.1%
Wal-Mart Stores, Inc.............                   12,000         829,500
                                                               -----------
SUPERMARKETS-0.9%
Kroger Co.+......................                   20,000         377,500
                                                               -----------
TECHNOLOGY-9.5%
Cisco Systems, Inc.+.............                    6,000         642,750
Hewlett Packard Co...............                    8,000         911,500
Intel Corp. .....................                    7,000         576,188
Oracle Corp.+....................                   15,000       1,680,938
                                                               -----------
                                                                 3,811,376
                                                               -----------
TELECOMMUNICATIONS-4.9%
ADC Telecommunications, Inc.+....                   12,000         870,750
Lucent Technologies, Inc.........                    8,000         598,500
MCI Worldcom, Inc.+..............                    9,000         477,560
                                                               -----------
                                                                 1,946,810
                                                               -----------
   TOTAL COMMON STOCK
   (Cost: $15,199,103)                                          23,387,080
                                                               -----------
U.S. GOVERNMENT OBLIGATIONS
   AND AGENCY OBLIGATIONS-26.1%
Federal National Mortgage Association
   6.50%, due 8/15/04                           $  750,000         740,355
                                                               -----------
U.S. Treasury Notes
  7.25%, due 8/15/04.............                2,900,000       2,993,345
  6.875%, due 5/15/06............                5,200,000       5,292,628
  6.50%, due 10/15/06............                  200,000         199,500
  6.25%, due 2/15/03.............                1,250,000       1,246,485
                                                               -----------
                                                                 9,731,958
                                                               -----------

                        See Notes to Financial Statements

                         VAN ECK/CHUBB TOTAL RETURN FUND
         SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 1999 (continued)

                                                                   MARKET
                                                                   VALUE
COMPANY                                      PRINCIPAL AMOUNT     (NOTE B)
-------                                      ----------------     --------

   TOTAL U.S. GOVERNMENT OBLIGATIONS
   AND AGENCY OBLIGATIONS
   (Cost: $10,597,876)                                         $10,472,313
                                                               -----------

CORPORATE BONDS-12.2%
Alliant Energy Corp.
   7.375%, due 11/09/09.........                $1,000,000         973,515
First Union Corp.
   7.50%, due 4/15/35...........                 2,000,000       1,987,590
Tennessee Gas Pipeline Co.
   7.00%, due 3/15/27...........                 2,000,000       1,910,626
                                                               -----------
   TOTAL CORPORATE BONDS
   (Cost: $5,174,552)...........                                 4,871,731
                                                               -----------
   TOTAL INVESTMENTS
   (Cost: $30,971,531*).........                     96.7%      38,731,124

   Other assets less liabilities                      3.3%       1,328,311
                                                     -----     -----------


  TOTAL NET ASSETS..............                    100.0%     $40,059,435
                                                    ======     ===========
-----------
* Aggregate cost for Federal income tax purposes.
+ Non-income producing.

ABBREVIATIONS:
    ADR-American Depositary Receipt

                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

                                                                                   VAN ECK/CHUBB
                                                                                      GLOBAL
                                                                                      INCOME
                                                                                       FUND
                                                                                   ------------
ASSETS
  Investments at cost...........................................................   $76,002,819
                                                                                   ===========
  Investments at market value (Notes B & C).....................................   $70,699,916
  Cash and foreign currencies...................................................     3,873,979
  Receivable for interest and dividends.........................................     1,551,476
  Unrealized appreciation on forward foreign currency contracts (Note B)........       213,654
  Due from broker--variation margin (Note F)....................................       294,133
  Receivable for Fund shares sold...............................................           279
  Deferred organization costs (Note B)..........................................         1,738
                                                                                   -----------
     Total Assets...............................................................    76,635,175
                                                                                   -----------
LIABILITIES

  Due to investment manager.....................................................         6,218
  Dividends payable.............................................................        32,693
  Payable for Fund shares redeemed..............................................        72,634
  Unrealized depreciation on forward foreign currency contracts (Note B)........       228,459
  Options written (premiums received $150,763) (Note C).........................       137,500
  Accounts payable..............................................................        72,768
                                                                                   -----------
     Total Liabilities..........................................................       550,272
                                                                                   -----------
NET ASSETS......................................................................   $76,084,903
                                                                                   ===========
NET ASSETS CONSIST OF:
  Par value.....................................................................      $ 85,579
  Capital paid in excess of par.................................................    86,471,595
  Undistributed (overdistributed) net investment income.........................      (820,361)
  Accumulated net realized gain (loss) from investments and options.............    (4,240,798)
  Net unrealized gain (loss) from investments and options.......................    (5,289,640)
  Net unrealized loss on futures and foreign denominated assets, liabilities and
    foreign forward exchange contracts                                               (121,472)
                                                                                   -----------
     Net Assets.................................................................   $76,084,903
                                                                                   ===========
CLASS A SHARES
Net Assets......................................................................   $76,084,903
                                                                                   ===========
Shares Outstanding
   ($.01 par value, 100,000,000 shares per Fund authorized)                          8,557,912
                                                                                   ===========
Net Asset Value Per Share.......................................................         $8.89
                                                                                   ===========
Maximum Offering Price Per Share (NAV [divided by]
   (1 -maximum sales commission))...............................................         $9.33
                                                                                   ===========

                        See Notes to Financial Statements


  VAN ECK/CHUBB                   VAN ECK/CHUBB
   GOVERNMENT                      GROWTH AND                     VAN ECK/CHUBB                    VAN ECK/CHUBB
   SECURITIES                        INCOME                        TAX-EXEMPT                      TOTAL RETURN
      FUND                            FUND                            FUND                              FUND
  ------------                    -------------                   -------------                    -------------
   $30,009,169                     $60,814,770                     $28,095,248                     $30,971,531
   ===========                     ===========                     ===========                     ===========
   $29,060,083                     $84,140,785                     $27,704,695                     $38,731,124
       323,048                      10,946,295                         390,066                       1,156,044
       553,486                          59,696                         450,266                         271,040
            --                              --                              --                              --
            --                              --                              --                              --
            --                          82,073                              --                           2,753
            --                              --                              --                              --
   -----------                     -----------                     -----------                     -----------
    29,936,617                      95,228,849                      28,545,027                      40,160,961
   -----------                     -----------                     -----------                     -----------


         2,747                           7,969                           2,792                           4,022
         5,004                         254,432                           8,674                          53,634
         3,650                          34,848                          88,788                           1,916
            --                              --                              --                              --
            --                              --                              --                              --
        34,308                          92,031                          36,174                          41,954
   -----------                     -----------                     -----------                     -----------
        45,709                         389,280                         136,428                         101,526
   -----------                     -----------                     -----------                     -----------
   $29,890,908                     $94,839,569                     $28,408,599                     $40,059,435
   ===========                     ===========                     ===========                     ===========


      $ 28,911                        $ 34,206                        $ 24,080                        $ 20,797
    31,071,117                      73,272,461                      28,783,746                      32,248,528
        21,141                              --                          (8,119)                         11,910
      (281,175)                     (1,793,113)                           (555)                         18,607
      (949,086)                     23,326,015                        (390,553)                      7,759,593

            --                              --                              --                              --
   -----------                     -----------                     -----------                     -----------
   $29,890,908                     $94,839,569                     $28,408,599                     $40,059,435
   ===========                     ===========                     ===========                     ===========

   $29,890,908                     $94,839,569                     $28,408,599                     $40,059,435
   ===========                     ===========                     ===========                     ===========

     2,891,064                       3,420,590                       2,408,028                       2,079,710
   ===========                     ===========                     ===========                     ===========
        $10.34                          $27.73                          $11.80                          $19.26
   ===========                     ===========                     ===========                     ===========
        $10.86                          $29.42                          $12.39                          $20.44
   ===========                     ===========                     ===========                     ===========

                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
STATEMENT OF OPERATIONS
Year Ended December 31, 1999

                                                                                   VAN ECK/CHUBB
                                                                                      GLOBAL
                                                                                      INCOME
                                                                                       FUND
                                                                                   ------------
INVESTMENT INCOME
Income:
  Interest......................................................................   $ 5,083,671
  Dividends.....................................................................           --
  Foreign taxes withheld........................................................        (2,063)
                                                                                   -----------
    Total investment income.....................................................     5,081,608
                                                                                   -----------
Expenses:
  Administrative fees (Note D)..................................................       390,566
  Investment management fees (Note D)...........................................       164,552
  Distribution fees Class A and B (Note D)......................................       411,387
  Shareholder servicing costs...................................................        87,850
  Registration fees.............................................................        20,499
  Shareholder reports...........................................................        31,244
  Professional fees.............................................................        27,922
  Directors' fees and expenses..................................................         6,546
  Custodian fees................................................................        12,815
  Organization expenses.........................................................         2,690
  Miscellaneous expenses........................................................        13,449
                                                                                   -----------
    Total expenses..............................................................     1,169,520
  Fees waived and expenses assumed by affiliates (Note D).......................       (58,786)
                                                                                   -----------
    Net expenses................................................................     1,110,734
    Net investment income (loss)................................................     3,970,874
                                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on investments, futures and options purchased........    (2,703,607)
  Net realized gain on options written..........................................        78,439
  Net realized loss from foreign currency transactions..........................    (1,149,683)
  Net change in unrealized gain (loss) on investments and options...............    (8,687,312)
  Net change in unrealized loss on futures, foreign denominated assets,
    liabilities and forward foreign exchange contracts..........................        42,791
                                                                                   -----------
  Net gain (loss) on investments and foreign currencies.........................   (12,419,372)
                                                                                   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.................  $ (8,448,498)
                                                                                  ============


                        See Notes to Financial Statements

   VAN ECK/CHUBB                   VAN ECK/CHUBB
    GOVERNMENT                      GROWTH AND                     VAN ECK/CHUBB                    VAN ECK/CHUBB
    SECURITIES                        INCOME                        TAX-EXEMPT                      TOTAL RETURN
       FUND                            FUND                            FUND                             FUND
   ------------                    ------------                    ------------                     ------------
    $ 1,924,122                      $  118,963                     $ 1,613,192                      $1,060,897
             --                         640,524                              --                         260,549
             --                          (4,287)                             --                          (3,756)
    -----------                     -----------                     -----------                      ----------
      1,924,122                         755,200                       1,613,192                       1,317,690


        147,009                         317,818                         143,233                         187,470
         62,563                         130,692                          60,856                          77,708
        156,767                         328,143                         152,250                         195,065
         48,573                         111,125                          50,358                          61,515
         19,224                          24,244                          19,080                          19,381
         12,016                          26,348                          11,423                          13,738
         16,351                          24,122                          16,862                          16,731
          2,449                           6,628                           2,295                           3,210
            978                           3,275                           2,696                           2,746
             --                              --                              --                              --
          4,325                          13,209                           5,120                           4,664
    -----------                     -----------                     -----------                      ----------
        470,255                         985,604                         464,173                         582,228
       (157,081)                       (123,186)                       (159,781)                        (70,291)
    -----------                     -----------                     -----------                      ----------
        313,174                         862,418                         304,392                         511,937
    -----------                     -----------                     -----------                      ----------
      1,610,948                        (107,218)                      1,308,800                         805,753
    -----------                     -----------                     -----------                      ----------

        (39,186)                      8,592,899                          10,244                       5,605,360
             --                              --                              --                              --
             --                              --                              --                              --
     (1,950,772)                     11,647,179                      (2,317,247)                         92,901

             --                              --                              --                              --
    -----------                     -----------                     -----------                      ----------
     (1,989,958)                     20,240,078                      (2,307,003)                      5,698,261
    -----------                     -----------                     -----------                      ----------
    $  (379,010)                    $20,132,860                     $  (998,203)                     $6,504,014
    ===========                     ===========                     ===========                      ==========

                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                    VAN ECK/CHUBB
                                                                        GLOBAL
                                                                        INCOME
                                                                         FUND
                                                             ---------------------------
                                                                 YEAR           YEAR
                                                                 ENDED          ENDED
                                                               DECEMBER       DECEMBER
                                                               31, 1999       31, 1998
                                                             -----------     -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss) ...........................   $ 3,970,874     $ 3,312,070
  Net realized gain (loss) on investments, futures
    and options purchased ................................    (1,158,949)      3,387,264
  Net realized gain on options written ...................        78,439            --
  Net realized gain (loss) from foreign currency
    transactions .........................................    (1,149,683)        362,788
  Net realized gain (loss) on futures ....................    (1,544,658)        925,365
  Net change in unrealized gain (loss) on investments,
   futures, options and translation of
   assets and liabilities in foreign currency ............    (8,644,521)      3,432,433
                                                             -----------     -----------

  Net increase (decrease) in net assets resulting
   from operations .......................................    (8,448,498)     11,419,920
DIVIDENDS AND DISTRIBUTIONS:
From net investment income:
  Class A ................................................    (2,797,876)     (3,596,717)
  Class B ................................................           (46)            (40)
From net realized gains:
  Class A ................................................          --        (2,485,897)
  Class B ................................................          --               (98)
From tax returns of capital:
  Class A ................................................    (1,172,843)           --
  Class B ................................................          --              --
                                                             -----------     -----------
  Total dividends and distributions ......................    (3,970,765)     (6,082,752)
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM
  SHAREHOLDER TRANSACTIONS (NOTE E) ......................    (2,709,085)     33,788,516
                                                             -----------     -----------
  Net increase (decrease) in net assets ..................   (15,128,348)     39,125,684
Net Assets:
  Beginning of year ......................................    91,213,251      52,087,567
                                                             -----------     -----------
  End of year ............................................   $76,084,903     $91,213,251
                                                             ===========     ===========

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME ....   $  (820,361)    $   (23,888)
                                                             ===========     ===========

                        See Notes to Financial Statements


         VAN ECK/CHUBB                      VAN ECK/CHUBB
          GOVERNMENT                         GROWTH AND                                                       VAN ECK/CHUBB
          SECURITIES                           INCOME                         VAN ECK/CHUBB                    TOTAL RETURN
             FUND                               FUND                         TAX-EXEMPT FUND                       FUND
  --------------------------        ----------------------------       ------------------------      ----------------------------
      YEAR           YEAR               YEAR             YEAR              YEAR          YEAR             YEAR            YEAR
      ENDED          ENDED              ENDED            ENDED             ENDED         ENDED            ENDED          ENDED
    DECEMBER       DECEMBER           DECEMBER         DECEMBER          DECEMBER      DECEMBER         DECEMBER        DECEMBER
    31, 1999       31, 1998           31, 1999         31, 1998          31, 1999      31, 1998         31, 1999        31, 1998
  -------------   ----------        -------------     ----------       -------------  ----------      -------------    ----------
  $ 1,610,948    $ 1,727,370        $   (107,218)   $     305,933      $ 1,308,800    $ 1,327,931     $   805,753      $ 882,883

      (39,186)       175,195           8,592,899        1,235,023           10,244         52,555       5,605,360      2,328,681
           --             --                  --               --               --             --              --             --

           --             --                  --               --               --             --              --             --
           --             --                  --               --               --             --              --             --


   (1,950,772)       393,290          11,647,179       (2,800,889)      (2,317,247)       446,289           2,901     (1,693,399)
  -----------    -----------        ------------    -------------      -----------    -----------     -----------    -----------


     (379,010)     2,295,855          20,132,860       (1,259,933)        (998,203)     1,826,775       6,504,014      1,518,165


   (1,607,585)    (1,708,754)                 --         (306,732)      (1,306,929)    (1,333,269)       (786,472)      (874,966)
       (3,362)        (1,991)                 --           (2,706)            (761)          (100)         (1,948)        (2,589)

           --             --         (10,052,985)      (1,223,543)         (12,009)       (49,501)     (5,586,753)    (2,309,377)
           --             --                  --          (10,799)              --            (46)             --        (17,997)

           --             --                  --               --               --             --              --             --
           --             --                  --               --               --             --              --             --
  -----------    -----------        ------------    -------------      -----------    -----------     -----------    -----------
   (1,610,947)    (1,710,745)        (10,052,985)      (1,543,780)      (1,319,699)    (1,382,916)     (6,375,173)    (3,204,929)

   (1,003,063)       559,828          16,687,381        4,113,706         (982,247)       (23,604)     (2,923,979)    (5,392,298)
  -----------    -----------        ------------    -------------      -----------    -----------     -----------    -----------

   (2,993,020)     1,144,938          26,767,256        1,309,993       (3,300,149)       420,255      (2,795,138)    (7,079,062)

   32,883,928     31,738,990          68,072,313       66,762,320       31,708,748     31,288,493      42,854,573     49,933,635
  -----------    -----------        ------------    -------------      -----------    -----------     -----------    -----------

  $29,890,908     32,883,928        $ 94,839,569    $  68,072,313      $28,408,599    $31,708,748     $40,059,435    $42,854,573
  ===========    ===========        ============    =============      ===========    ===========     ===========    ===========
  $    21,141    $    16,625        $         --    $     (13,343)     $    (8,119)   $   (12,570)    $    11,910    $    (5,423)
  ===========    ===========        ============    =============      ===========    ===========     ===========    ===========

                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:


                                                                      VAN ECK/CHUBB GLOBAL INCOME FUND
                                                  ---------------------------------------------------------------------------
                                                                                   CLASS A
                                                  ---------------------------------------------------------------------------
                                                                                                                 PERIOD FROM
                                                                                                                 SEPTEMBER 1,
                                                                                                                   1995(C)
                                                                    YEAR ENDED DECEMBER 31,                        THROUGH
                                                  --------------------------------------------------------       DECEMBER 31,
                                                    1999            1998            1997            1996            1995
                                                  --------        --------        --------        --------        --------
Net Asset Value, Beginning of Period ..........   $  10.32        $   9.64        $  10.24        $  10.21        $  10.00
                                                  --------        --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income .......................      0.458           0.421           0.471           0.551           0.116
  Net Gains (Losses) on Securities
    (both Realized and Unrealized) ............     (1.430)          0.994          (0.476)          0.030           0.210
                                                  --------        --------        --------        --------        --------
  Total from Investment Operations ............     (0.972)          1.415          (0.005)          0.581           0.326
                                                  --------        --------        --------        --------        --------
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from Net Investment Income ........     (0.323)         (0.445)         (0.398)         (0.485)         (0.116)
  Dividends in Excess of Net Investment Income        --              --              --            (0.066)           --
  Distributions from Net Realized Gains .......       --            (0.290)         (0.084)           --              --
  Distributions in Excess of Net Realized Gains       --              --            (0.040)           --              --
  Tax Returns of Capital ......................     (0.135)           --            (0.073)           --              --
                                                  --------        --------        --------        --------        --------
  Total Distributions .........................     (0.458)         (0.735)         (0.595)         (0.551)         (0.116)
                                                  --------        --------        --------        --------        --------
Net Asset Value, End of Period ................   $   8.89        $  10.32        $   9.64        $  10.24        $  10.21
                                                  ========        ========        ========        ========        ========
Total Return(A) ...............................     (9.55%)         15.00%           0.02%           5.95%           3.27%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(B) ...........................      1.42%           1.56%           1.56%           1.68%           2.14%(D)
  Net Expenses ................................      1.35%           1.35%           1.35%           1.23%           1.75%(D)
  Net Investment Income(E) ....................      4.83%           4.24%           4.62%           5.49%           4.48%(D)
Portfolio Turnover Rate .......................    101.78%          99.31%         185.95%          80.70%          14.16%
Net Assets, At End of Period (000) ............   $ 76,085        $ 91,210        $ 52,088        $ 12,227        $ 10,706

----------
(A) Total return assumes reinvestment of all distributions during the period and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total returns for periods of less than one year are not annualized.

(B)  Had fees not been waived and expenses not been assumed.

(C)  Commencement of operations.

(D)  Annualized.

(E) Ratios would have been 4.76%, 4.03%, 4.41%, 5.04% and 4.09%, respectively, had the Investment Manager not waived expenses.

                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each year:

                                                                    VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
                                                   ---------------------------------------------------------------------------
                                                                                     CLASS A
                                                   ---------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
                                                   -------          -------          -------          -------          -------
Net Asset Value, Beginning of Year ............    $ 11.02          $ 10.82          $ 10.48          $ 10.78          $  9.75
                                                   -------          -------          -------          -------          -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income .......................      0.550            0.583            0.616            0.623            0.636
  Net Gains (Losses) on Securities (both
  Realized and Unrealized) ....................     (0.680)           0.200            0.340           (0.300)           1.030
                                                   -------          -------          -------          -------          -------
  Total from Investment Operations ............     (0.130)           0.783            0.956            0.323            1.666
                                                   -------          -------          -------          -------          -------
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from Net Investment Income ........     (0.550)          (0.583)          (0.616)          (0.623)          (0.636)
                                                   -------          -------          -------          -------          -------
  Total Distributions .........................     (0.550)          (0.583)          (0.616)          (0.623)          (0.636)
                                                   -------          -------          -------          -------          -------
Net Asset Value, End of Year ..................    $ 10.34          $ 11.02          $ 10.82          $ 10.48          $ 10.78
                                                   =======          =======          =======          =======          =======
Total Return(A) ...............................     (1.20%)           7.40%            9.44%            3.19%           17.50%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(B) ...........................      1.50%            1.61%            1.55%            1.60%            1.70%
  Net Expenses ................................      1.00%            1.00%            1.00%            0.93%            1.00%
  Net Investment Income(C) ....................      5.15%            5.32%            5.78%            5.94%            6.16%
Portfolio Turnover Rate .......................     41.09%           14.10%           39.86%          140.94%          276.56%
Net Assets, At End of Year (000) ..............    $29,891          $32,730          $31,739          $12,818          $13,886

----------
(A) Total return assumes reinvestment of all distributions during the year and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(B) Had fees not been waived and expenses not been assumed.

(C) Ratios would have been 4.65%, 4.71%, 5.23%, 5.27% and 5.46%, respectively, had the Investment Manager not waived expenses.

                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.1
FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each year:

                                                                       VAN ECK/CHUBB GROWTH AND INCOME FUND
                                                       -----------------------------------------------------------------------
                                                                                       CLASS A
                                                       -----------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                       -----------------------------------------------------------------------
                                                         1999            1998            1997            1996            1995
                                                       -------         -------         -------         -------         -------
Net Asset Value, Beginning of Year .................   $ 23.96         $ 24.56         $ 21.04         $ 18.58         $ 14.77
                                                       -------         -------         -------         -------         -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) .....................    (0.030)          0.110           0.096           0.250           0.204
  Net Gains (Losses) on Securities (both
  Realized and Unrealized) .........................     7.080          (0.156)          5.286           3.931           5.042
                                                       -------         -------         -------         -------         -------
  Total from Investment Operations .................     7.050          (0.046)          5.382           4.181           5.246
                                                       -------         -------         -------         -------         -------
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from Net Investment Income .............        --          (0.111)         (0.096)         (0.250)         (0.204)
  Dividends in Excess of Net Investment Income .....        --              --          (0.004)             --              --
  Distributions from Net Realized Gains ............    (3.280)         (0.443)         (1.762)         (1.471)         (0.885)
  Distributions in Excess of Net Realized Gains ....        --              --              --              --          (0.346)
  Tax Return of Capital ............................        --              --              --              --          (0.001)
  Total Distributions ..............................    (3.280)         (0.554)         (1.862)         (1.721)         (1.436)
                                                       -------         -------         -------         -------         -------
Net Asset Value, End of Year .......................   $ 27.73         $ 23.96         $ 24.56         $ 21.04         $ 18.58
                                                       =======         =======         =======         =======         =======
Total Return(A) ....................................    29.42%          (0.18%)         25.85%          22.50%          35.52%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(B) ................................     1.50%           1.57%           1.49%           1.58%           1.69%
  Net Expenses .....................................     1.32%           1.25%           1.25%           1.06%           1.08%
  Net Investment Income (Loss)(C) ..................    (0.16%)          0.44%           0.49%           1.29%           1.20%
Portfolio Turnover Rate ............................   133.63%          43.42%          21.02%          44.50%          37.59%
Net Assets, At End of Year (000) ...................   $94,840         $67,478         $66,762         $40,282         $29,144

---------
(A) Total return assumes reinvestment of all distributions during the year and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(B)  Had fees not been waived and expenses not been assumed.

(C)  Ratios would have been (0.34%), 0.12%, 0.25%, 0.77% and 0.59%, respectively, had the Investment Manager not waived expenses.

                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each year:

                                                                                         VAN ECK/CHUBB TAX-EXEMPT FUND
                                                                           -------------------------------------------------------
                                                                                                   CLASS A
                                                                           -------------------------------------------------------
                                                                                            YEAR ENDED DECEMBER 31,
                                                                           -------------------------------------------------------
                                                                             1999        1998        1997        1996        1995
                                                                           -------     -------     -------     -------     -------
Net Asset Value, Beginning of Year .....................................   $ 12.74     $ 12.56     $ 12.15     $ 12.33     $ 11.22
                                                                           -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ................................................     0.533       0.537       0.581       0.611       0.621
  Net Gains (Losses) on Securities (both Realized and Unrealized) ......    (0.935)      0.202       0.450      (0.137)      1.132
                                                                           -------     -------     -------     -------     -------
  Total from Investment Operations .....................................    (0.402)      0.739       1.031       0.474       1.753
                                                                           -------     -------     -------     -------     -------
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from Net Investment Income .................................    (0.533)     (0.539)     (0.581)     (0.611)     (0.621)
  Distributions from Capital Gains .....................................    (0.005)     (0.020)     (0.036)     (0.043)     (0.010)
  Distributions in Excess of Capital Gains .............................        --          --      (0.004)         --      (0.012)
                                                                                       -------     -------     -------     -------
                                                                                                                           -------
  Total Distributions ..................................................    (0.538)     (0.559)     (0.621)     (0.654)     (0.643)
                                                                           -------     -------     -------     -------     -------
Net Asset Value, End of Year ...........................................   $ 11.80     $ 12.74     $ 12.56     $ 12.15     $ 12.33
                                                                           =======     =======     =======     =======     =======
Total Return(A) ........................................................    (3.25%)      6.01%       8.73%       4.00%      15.88%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(B) ....................................................     1.52%       1.63%       1.56%       1.65%       1.79%
  Net Expenses .........................................................     1.00%       1.00%       1.00%       0.98%       1.00%
  Net Investment Income(C) .............................................     4.30%       4.23%       4.74%       5.00%       5.20%
Portfolio Turnover Rate ................................................     0.74%       2.50%      12.78%      16.29%       7.39%
Net Assets, At End of Year (000) .......................................   $28,409     $31,680     $31,288     $15,061     $15,259

---------

(A) Total return assumes reinvestment of all distributions during the year and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(B)  Had fees not been waived and expenses not been assumed.

(C)  Ratios would have been 3.78%, 3.60%, 4.18%, 4.33% and 4.41%, respectively, had the Investment Manager not waived expenses.

                     See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each year:

                                                                                     VAN ECK/CHUBB TOTAL RETURN FUND
                                                                       -----------------------------------------------------------
                                                                                                  CLASS A
                                                                       -----------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                       -----------------------------------------------------------
                                                                         1999         1998         1997         1996         1995
                                                                       -------      -------      -------      -------      -------
Net Asset Value, Beginning of Year ................................    $ 19.27      $ 20.22      $ 17.41      $ 15.96      $ 13.23
                                                                       -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ...........................................      0.417        0.393        0.365        0.370        0.373
  Net Gains on Securities (both Realized and Unrealized) ..........      3.113        0.158        3.778        2.321
                                                                                                                             3.586
                                                                       -------      -------      -------      -------      -------
  Total from Investment Operations ................................      3.530        0.551        4.143        2.691        3.959
                                                                       -------      -------      -------      -------      -------
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from Net Investment Income ............................     (0.410)      (0.390)      (0.365)      (0.370)      (0.373)
  Dividends in Excess of
  Net Investment Income ...........................................         --           --       (0.004)          --           --
  Distributions from Capital Gains ................................     (3.130)      (1.111)      (0.964)      (0.871)      (0.692)
  Tax Return of Capital ...........................................         --           --           --           --       (0.164)
                                                                       -------      -------      -------      -------      -------
  Total Distributions .............................................     (3.540)      (1.501)      (1.333)      (1.241)      (1.229)
                                                                       -------      -------      -------      -------      -------
Net Asset Value, End of Year ......................................    $ 19.26      $ 19.27      $ 20.22      $ 17.41      $ 15.96
                                                                       =======      =======      =======      =======      =======
Total Return(A) ...................................................     18.57%        2.73%       24.09%       17.04%       30.13%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(B) ...............................................      1.49%        1.61%        1.51%        1.59%        1.70%
  Net Expenses ....................................................      1.32%        1.25%        1.25%        1.08%        1.08%
  Net Investment Income(C) ........................................      2.07%        1.87%        1.92%        2.26%        2.45%
Portfolio Turnover Rate ...........................................     59.16%       15.78%       15.80%       27.01%       57.62%
Net Assets, At End of Year (000) ..................................    $40,059      $42,524      $49,934      $31,064      $22,171

(A) Total return assumes reinvestment of all distributions during the year and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(B)  Had fees not been waived and expenses not been assumed.

(C)  Ratios would have been 1.90%, 1.51%, 1.66%, 1.75% and 1.83%, respectively, had the Investment Manager not waived expenses.

                     See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------
NOTE A--ORGANIZATION

Van Eck/Chubb Funds, Inc. (the "Company"), formerly known as Chubb Investment Funds, Inc., was incorporated under the laws of the State of Maryland on April 27, 1987, and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end series management investment company. The Company consists of five funds (the "Funds"): Van Eck/Chubb Global Income Fund, Van Eck/Chubb Government Securities Fund, Van Eck/Chubb Growth and Income Fund, Van Eck/Chubb Tax-Exempt Fund, and Van Eck/Chubb Total Return Fund. On June 15, 1999, Class B shares for Van Eck/Chubb Global Income Fund, Van Eck/Chubb Government Securities Fund and Van Eck/Chubb Total Return Fund ceased operations. On June 16, 1999, Class B shares for Van Eck/Chubb Growth and Income Fund and Van Eck/Chubb Tax-Exempt Fund ceased operations.

At December 31, 1999, Chubb Life Insurance Company of America ("Chubb Life") and its affiliates and Van Eck Associates Corporation owned the following shares of each Fund:

                                                       SHARES        % OF
                                                        OWNED       SHARES
                                                      ---------     -----
Van Eck/Chubb Global Income Fund
  Class A shares ................................     5,985,072     69.94%
Van Eck/Chubb Government Securities Fund
  Class A shares ................................     2,353,540     81.41%

Van Eck/Chubb Growth and Income Fund
  Class A shares ................................     1,836,326     53.68%
Van Eck/Chubb Tax-Exempt Fund
  Class A Shares ................................     1,761,628     73.16%
Van Eck/Chubb Total Return Fund
  Class A Shares ................................     1,000,335     48.10%


NOTE B--SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Company's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS: Equity securities are valued at the closing sales price on the exchange on which such securities are principally traded; or, if traded in the over-the-counter market or on a national exchange for which no sales took place on the day of valuation, at the mean of the bid and asked prices at the close of trading. Quotations of foreign securities denominated in foreign currencies are converted into U.S. dollars using the prevailing foreign exchange rates. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Board of Directors. Debt instruments are valued on the basis of quotes provided by a pricing service that determines the current value for institutional size trading units of securities, without exclusive reliance upon quoted prices. These valuations are believed to reflect fair market value more accurately. Short-term debt instruments with a remaining maturity of less than 60 days are valued by the amortized cost method, which approximates market value, unless the Board of Directors determines that this does not represent fair value.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed.

All U.S. dollar denominated cash is held in an interest bearing account.

FOREIGN CURRENCY TRANSLATION: The books and records of the Funds are maintained in U.S. dollars. The market values of investments, other assets and liabilities, and forward contracts stated in foreign currencies are translated at the prevailing exchange rates at the end of the year. Purchases, sales, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Since the net assets of the Funds are presented at the exchange rates and market value prevailing at the end of the period, the Funds generally do not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates on securities from the fluctuations arising from changes in the market prices of securities held during the period. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, the Van Eck/Chubb Global Income Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations; such fluctuations are included in net realized gain or loss from foreign currency transactions.

Reported net realized gain or loss from foreign currency transactions (including foreign currency forward contracts) arises from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid and for the Van Eck/Chubb Global Income Fund, the fluctuations in exchange rates on sales or maturities of foreign currency-denominated debt obligations. Net unrealized gain or loss from foreign currency transactions arises from changes in the value of assets and liabilities, other than investments in securities, resulting from fluctuations in exchange rates.

FORWARD FOREIGN CURRENCY CONTRACTS: Certain Funds may enter into forward foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. The Van Eck/Chubb Global Income Fund may also enter into cross currency hedges by entering into transactions to purchase or sell one or more currencies that are expected to increase or decrease relative to other currencies in which the Fund has or expects to have exposure. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked to market daily and the change in market value is recorded as unrealized appreciation or depreciation.

VAN ECK/CHUBB FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999 (continued)
--------------------------------------------------------------------------

Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions. At December 31, 1999, the Van Eck/Chubb Global Income Fund had the following open forward foreign currency contracts:

                                       VALUE AT                     UNREALIZED
                                      SETTLEMENT      CURRENT      APPRECIATION
CONTRACTS                                DATE          VALUE      (DEPRECIATION)
---------                            -----------    -----------      ---------
FOREIGN CURRENCY BUY CONTRACTS:
EUR   4,468,705 expiring 1/27/00     $ 4,676,053    $ 4,511,553      $(164,500)
GBP   1,404,310 expiring 1/27/00       2,336,000      2,272,041        (63,959)
JPY   1,071,157,000 expiring
        2/14-2/29/00                  10,500,000     10,564,726        64,726
FOREIGN CURRENCY SELL CONTRACT:
EUR  23,600,439 expiring 1/27/00      23,975,660     23,826,732        148,928
                                                                     ---------
                                                                     $ (14,805)
                                                                     =========

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of the specific identification method. Interest income, including, where applicable, amortization of discount on investments, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon after the ex-dividend date as the respective Funds, using reasonable diligence, become aware of such dividends.

DIVIDENDS TO SHAREHOLDERS: Dividends to shareholders from net investment income are declared daily and distributed monthly for the Van Eck/Chubb Government Securities Fund; declared and distributed monthly for the Van Eck/Chubb Tax-Exempt Fund and the Van Eck/Chubb Global Income Fund; declared and distributed quarterly for the Van Eck/Chubb Total Return Fund; and declared and distributed annually for the Van Eck/Chubb Growth and Income Fund. Dividends from net realized capital gains are declared and distributed at least once annually, if available. Dividends distributed to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

For the year ended December 31, 1999, the reclassifications arising from permanent "book/tax" differences resulting in increases (decreases) to the components of net assets were as follows:

                          INCREASE (DECREASE) INCREASE (DECREASE)
                             UNDISTRIBUTED/       ACCUMULATED       CAPITAL
                           (OVERDISTRIBUTED)     NET REALIZED       PAID IN
                             NET INVESTMENT       GAIN/(LOSS)        EXCESS
                                 INCOME        FROM INVESTMENTS      OF PAR
                          ------------------  -------------------  -----------
Van Eck/Chubb Global
  Income Fund ............    $(796,582)        $ 1,800,867      $(1,004,285)
Van Eck/Chubb
  Government Securities
  Fund ...................        4,515              (4,515)              --
Van Eck/Chubb Growth
  & Income Fund ..........      120,561            (333,027)         212,466
Van Eck/Chubb Tax-
  Exempt Fund ............        3,341               1,238           (4,579)


At December 31, 1999, the Van Eck/Chubb Government Securities Fund had $281,069 of accumulated realized losses, of which $237,474 expires in 2001 and $43,595 expires in 2007, the Van Eck/Chubb Growth and Income Fund had $9,736,429 of accumulated realized losses expiring in 2007, and the Van Eck/Chubb Global Income Fund had $4,068,060 of accumulated realized losses, of which $1,251,160 expires in 2002, $1,481,051 expires in 2004 and $1,335,849 expires in 2007.
These losses are available to be used to offset future realized capital gains.

ORGANIZATION COSTS: Costs incurred in connection with the initial organization of the Van Eck/Chubb Global Income Fund are being amortized on the straight-line basis over a period of five years.

NOTE C--INVESTMENTS

As of December 31, 1999, gross unrealized gains and losses on investments were as follows:

                                           GROSS         GROSS          NET
                                         UNREALIZED   UNREALIZED    UNREALIZED
                                           GAINS        LOSSES    GAINS (LOSSES)
                                        -----------   ----------  -------------
Van Eck/Chubb Global
  Income Fund .......................   $   256,315   $5,545,955   $ (5,289,640)
Van Eck/Chubb Government
  Securities Fund ...................           151      949,237       (949,086)
Van Eck/Chubb Growth and
  Income Fund .......................    25,943,283    2,617,268     23,326,015
Van Eck/Chubb Tax-Exempt Fund .......       411,000      801,553       (390,553)
Van Eck/Chubb Total Return Fund .....     8,492,887      733,294      7,759,593

VAN ECK/CHUBB FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999 (continued)
--------------------------------------------------------------------------------

Purchases and sales of investment securities for the year ended December 31, 1999, other than short-term obligations, were as follows:

                                                                      PROCEEDS
                                                      COST OF           FROM
                                                    INVESTMENT       INVESTMENT
                                                    SECURITIES       SECURITIES
                                                     PURCHASED          SOLD
                                                    -----------      -----------
Van Eck/Chubb Global Income Fund .............      $69,953,307      $78,064,370
Van Eck/Chubb Government
  Securities Fund ............................       13,692,001       12,493,962
Van Eck/Chubb Growth and Income Fund .........       85,601,752       83,226,420
Van Eck/Chubb Tax-Exempt Fund ................          220,000        1,205,063
Van Eck/Chubb Total Return Fund ..............       22,464,695       30,566,582

Transactions in put/call options written for the Van Eck/Chubb Global Income Fund for the year ended December 31, 1999 were as follows:

                                                        NUMBER OF      PREMIUMS
                                                        CONTRACTS      RECEIVED
                                                         -------        -------
Options outstanding at beginning of year ..........           --       $     --
Options written ...................................      265,000        229,202
Options expired ...................................       80,000         78,439
                                                         -------       --------
Options outstanding at end of year ................      185,000       $150,763
                                                         =======       ========


NOTE D--MANAGEMENT AGREEMENTS AND EXPENSES

Chubb Asset Managers, Inc. ("Investment Manager"), a wholly-owned subsidiary of The Chubb Corporation, is responsible for the overall investment management of each Fund's portfolio, consistent with each Fund's investment objectives, policies and restrictions. Van Eck Associates Corporation ("Investment Administrator") provides certain administrative services and facilities for the Company.

Van Eck Securities Corporation (the "Distributor"), a wholly owned subsidiary of the Investment Administrator, for the year ended December 31, 1999, received $111,365 in sales loads of which $21,090 was reallowed to broker-dealers. Also, the Company has a plan of distribution pursuant to Rule 12b-1 that provides that the Company may, directly or indirectly, engage in activities primarily intended to result in the sale of the Company's shares. The maximum expenditure the Company may make under the plan is 0.50% per annum on Class A shares and 1.00% per annum on Class B shares of the average daily net assets of each Fund.

Investment management fees, which compensate both the Investment Manager and the Investment Administrator, are computed at the following annual percentages for each of the Funds:

AVERAGE DAILY                                     INVESTMENT   INVESTMENT
NET ASSETS                                          MANAGER   ADMINISTRATOR
--------------                                    ----------  ------------
First $200 Million..............................     0.20%        0.45%
Next $1.1 Billion...............................     0.19%        0.41%
Over $1.3 Billion...............................     0.18%        0.37%

In accordance with the advisory agreement, the Funds reimbursed Van Eck Associates Corporation for costs incurred in connection with certain administrative and operating functions. The Funds reimbursed costs in the following amounts: $20,324 for Van Eck/Chubb Global Income Fund, $6,242 for Van Eck/Chubb Government Securities Fund, $23,761 for Van Eck/Chubb Growth & Income Fund, $6,307 for Van Eck/Chubb Tax-Exempt Fund and $12,627 for Van Eck/Chubb Total Return Fund.

Pursuant to an expense limitation agreement for Class A shares the rate of expenses borne by the Funds, based on average net assets, were as follows: For the year ended December 31, 1999, Van Eck/Chubb Global Income Fund, Van Eck/Chubb Government Securities Fund and Van Eck/Chubb Tax-Exempt Fund such limitation was 1.35%. For the periods January 1, 1999 to April 30, 1999 and May 1, 1999 to December 31, 1999, such limitations were 1.25% and 1.35%, respectively, for the Van Eck/Chubb Growth and Income Fund and Van Eck/Chubb Total Return Fund.

NOTE E--SHAREHOLDERS' TRANSACTIONS

Following is a summary of transactions with shareholders for each Fund.

                                    VAN ECK/CHUBB GLOBAL INCOME FUND
                           ----------------------------------------------------
                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 1999           DECEMBER 31, 1998
                           ------------------------    ------------------------
CLASS A                      SHARES       DOLLARS        SHARES       DOLLARS
                           ---------    -----------    ---------    -----------
Shares sold ..............   417,848    $ 3,884,393      108,585    $   786,154
Share issued in
  connection with an
  acquisition (Note H) ...        --             --    3,707,367     36,851,229
Shares issued as
  reinvestment of
  dividends and
  distributions ..........   377,885      3,542,354      581,772      5,902,596
Shares redeemed .......... (1,079,584)  (10,132,489)    (960,209)    (9,755,118)
                           ---------    -----------    ---------    -----------
Net increase
  (decrease) .............  (283,851)   $(2,705,742)   3,437,515    $33,784,861
                           =========    ===========    =========    ===========

                                          PERIOD FROM            PERIOD FROM
                                        JANUARY 1, 1999        APRIL 29, 1998+
                                            THROUGH                THROUGH
                                         JUNE 15, 1999        DECEMBER 31, 1998
                                      ------     -------     ------     -------
CLASS B                               SHARES     DOLLARS     SHARES     DOLLARS
                                      ------     -------     ------     -------
Shares sold ......................      150      $ 1,448       902      $ 9,151
Shares issued as
  reinvestment of dividends
  and distributions ..............        5           45        13          130
Shares redeemed ..................     (503)      (4,836)     (567)      (5,626)
Net increase (decrease) ..........     (348)     $(3,343)      348      $ 3,655

                                   VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
                               ------------------------------------------------
                                    YEAR ENDED                 YEAR ENDED
                                 DECEMBER 31, 1999          DECEMBER 31, 1998
                               ----------------------    ----------------------
CLASS A                         SHARES      DOLLARS       SHARES       DOLLARS
                               --------    ----------    --------    ----------
Shares sold ................     84,345    $  897,779     226,772    $2,494,818
Shares issued as
  reinvestment of dividends     144,433     1,534,400     147,737     1,619,400
Shares redeemed ............   (308,427)   (3,287,213)   (337,604)   (3,708,941)
                               --------    ----------    --------    ----------
Net increase (decrease) ....    (79,649)   $ (855,034)     36,905    $  405,277
                               ========    ==========    ========    ==========

VAN ECK/CHUBB FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999 (continued)
--------------------------------------------------------------------------------

                                            PERIOD FROM          PERIOD FROM
                                          JANUARY 1, 1999      APRIL 29, 1998+
                                              THROUGH             THROUGH
                                           JUNE 15, 1999      DECEMBER 31, 1998
CLASS B                                 SHARES      DOLLARS    SHARES   DOLLARS
                                       -------    ---------    ------   --------
Shares sold ........................     2,365    $  26,118    13,841   $152,798
Shares issued as
  reinvestment of dividends ........       278        3,006       158      1,753
Shares redeemed ....................   (16,642)    (177,153)       --         --
                                       -------    ---------    ------   --------
Net increase (decrease) ............   (13,999)   $(148,029)   13,999   $154,551
                                       =======    =========    ======   ========

                                   VAN ECK/CHUBB GROWTH AND INCOME FUND
                           ----------------------------------------------------
                                  YEAR ENDED                  YEAR ENDED
                              DECEMBER 31, 1999           DECEMBER 31, 1998
                           ------------------------    ------------------------
CLASS A                     SHARES        DOLLARS       SHARES        DOLLARS
                           --------     -----------    --------     -----------
Shares sold ..........       85,153    $  1,176,880     811,345    $ 21,768,228
Share issued in
  connection with
  an acquisition
  (Note H) ...........    1,000,799      27,551,990          --              --
Shares issued as
  reinvestment of
  dividends and
  distributions ......      353,240       9,795,771      61,002       1,459,118
Shares redeemed ......     (835,014)    (21,209,620)   (774,435)    (19,734,223)
                           --------     -----------    --------     -----------
Net increase .........      604,178    $ 17,315,021      97,912    $  3,493,123
                           ========     ===========    ========     ===========

                                       PERIOD FROM              PERIOD FROM
                                     JANUARY 1, 1999          APRIL 29, 1998+
                                         THROUGH                  THROUGH
                                      JUNE 16, 1999          DECEMBER 31, 1998
                                   --------------------     -------------------
CLASS B                             SHARES     DOLLARS      SHARES     DOLLARS
                                   -------    ---------     ------    ---------
Shares sold ....................     5,876    $ 138,798     25,220    $ 627,467
Shares issued as
  reinvestment of dividends
  and distributions ............        --           --        486       11,619
Shares redeemed ................   (30,758)    (766,438)      (824)     (18,503)
                                   -------    ---------     ------    ---------
Net increase (decrease) ........   (24,882)   $(627,640)    24,882    $ 620,583
                                   =======    =========     ======    =========

                                       VAN ECK/CHUBB TAX EXEMPT FUND
                              -------------------------------------------------
                                     YEAR ENDED                 YEAR ENDED
                                 DECEMBER 31, 1999          DECEMBER 31, 1998
                              -----------------------    ----------------------
CLASS A                        SHARES       DOLLARS       SHARES       DOLLARS
                              --------     ----------    --------    ----------
Shares sold ...............    190,591    $ 2,367,315     318,054    $4,025,056
Shares issued as
  reinvestment of dividends
  and distributions .......     98,553      1,212,867     100,164     1,267,929
Shares redeemed ...........   (367,466)    (4,534,290)   (422,157)   (5,345,855)
                              --------     ----------    --------    ----------
Net decrease ..............    (78,322)   $  (954,108)     (3,939)   $  (52,870)
                              ========     ==========    ========    ==========

                                            PERIOD FROM          PERIOD FROM
                                          JANUARY 1, 1999       APRIL 29, 1998+
                                              THROUGH              THROUGH
                                           JUNE 16, 1999       DECEMBER 31, 1998
                                        -------------------    -----------------
CLASS B                                 SHARES      DOLLARS     SHARES   DOLLARS
                                        ------     --------     -----    -------
Shares sold ........................     2,467     $ 31,568     2,280    $29,122
Shares issued as
  reinvestment of dividends
  and distributions ................        28          355        11        144
Shares redeemed ....................    (4,786)     (60,062)       --         --
                                        ------     --------     -----    -------
Net increase (decrease) ............    (2,291)    $(28,139)    2,291    $29,266
                                        ======     ========     =====    =======

                                        VAN ECK/CHUBB TOTAL RETURN FUND
                              -------------------------------------------------
                                     YEAR ENDED                YEAR ENDED
                                 DECEMBER 31, 1999         DECEMBER 31, 1998
                              -----------------------   -----------------------
CLASS A                        SHARES       DOLLARS      SHARES       DOLLARS
                              --------    -----------   --------    -----------
Shares sold ...............     48,982    $  959,854     144,665    $ 4,826,003
Shares issued as
  reinvestment of dividends
  and distributions .......    326,596     6,302,681     158,797      3,099,318
Shares redeemed ...........   (502,199)   (9,850,433)   (567,173)   (13,653,344)
                              --------   -----------    --------    -----------
Net decrease ..............   (126,621)  $(2,587,898)   (263,711)   $(5,728,023)
                              ========   ===========    ========    ===========

                                        PERIOD FROM             PERIOD FROM
                                      JANUARY 1, 1999         APRIL 29, 1998+
                                          THROUGH                 THROUGH
                                       JUNE 16, 1999         DECEMBER 31, 1998
                                   --------------------     -------------------
CLASS B                             SHARES     DOLLARS      SHARES     DOLLARS
                                   -------    ---------     ------    ---------
Shares sold ....................     6,035    $ 112,964     16,211    $ 317,258
Shares issued as
  reinvestment of dividends
  and distributions ............        91        1,735      1,029       19,796
Shares redeemed ................   (23,300)    (450,780)       (66)      (1,329)
                                   -------    ---------     ------    ---------
Net increase (decrease) ........   (17,174)   $(336,081)    17,174    $ 335,725
                                   =======    =========     ======    =========
----------
+ Commencement of operations.


NOTE F--FUTURES CONTRACTS

As of December 31, 1999, the Van Eck/Chubb Global Income Fund had open futures contracts. These contracts were acquired in lieu of a direct purchase of the securities. Using futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. Risks may also be caused by imperfect correlations between the movements in the price of the futures contract and the price of the underlying security.

Upon entering into a futures contract, the Fund is required to pledge to a broker cash in an amount equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss until the futures contract is closed, at which time the net gain or loss is reclassified to realized. At December 31, 1999 open futures contracts for the Van Eck/Chubb Global Income Fund were as follows:

                                               UNREALIZED

                     EXPIRATION  NUMBER OF   CONTRACT    CURRENT   APPRECIATION
                        DATE     CONTRACTS     VALUE      VALUE   (DEPRECIATION)
                      -------    ---------  ----------  ---------- -------------
LONG CONTRACT:
5 Year Euro
Bundesobligation .... 3/08/00       75      $7,751,075  $7,807,118  $(56,043)
SHORT CONTRACT:
10 Year Gilt Bond ... 3/29/00        8       1,448,766   1,442,180     6,586
                                                                    --------
                                                                    $(49,457)
                                                                    ========

VAN ECK/CHUBB FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

NOTE G--DIRECTOR DEFERRED COMPENSATION PLAN

The Van Eck/Chubb Funds, Inc. established a Deferred Compensation Plan (the
Plan) for Directors. The Directors can elect to defer receipt of their director meeting fees and retainers until retirement, disability or termination from the board. The Funds' contributions to the Plan are limited to the amount of fees earned by the participating Directors. The fees otherwise payable to the participating Directors are invested in shares of the Van Eck/Chubb Funds as directed by the Directors. The Funds have elected to show this deferred liability net of the corresponding asset for financial statement purposes. The Plan has been approved by the Internal Revenue Service.

As of December 31, 1999, the total liability portion of the Plan is as follows:

Van Eck/Chubb Global Income Fund--$11,957, Van Eck/Chubb Government Securities Fund--$5,523, Van Eck/Chubb Growth and Income Fund--$11,615, Van Eck/Chubb Tax-Exempt Fund-$5,383 and Van Eck/Chubb Total Return Fund--$7,546.

NOTE H--ACQUISITION

As of the close of business on April 24, 1998, Van Eck/Chubb Global Income Fund acquired all the net assets of Van Eck Global Income Fund pursuant to a plan of reorganization approved by Van Eck/Chubb Global Income Fund shareholders on April 16, 1998. The acquisition was accomplished by a tax-free exchange of 4,292,666 shares of Van Eck Global Income Fund (valued at $36,851,229) for 3,707,367 shares of Van Eck/Chubb Global Income Fund outstanding on April 24, 1998. Van Eck Global Income Fund's net assets at that date, $36,851,229, including $405,616 of unrealized appreciation were combined with those of the Van Eck/Chubb Global Income Fund. The aggregate net assets of Van Eck/Chubb Global Income Fund and Van Eck Global Income Fund before the acquisition were $54,462,808 and $36,851,229, respectively. In connection with the merger, the Van Eck/Chubb Global Income Fund acquired accumulated net realized losses of $3,907,263, of which $1,362,991 was utilized during the current year. The balance is available for carryforward to future years (see Note B). In accordance with income tax rules the utilization of such carryforward is limited to $1,989,966 annually.

As of the close of business on November 10, 1999 Van Eck/Chubb Growth & Income Fund acquired all the net assets of Van Eck/Chubb Capital Appreciation Fund pursuant to a plan of reorganization approved by Van Eck/Chubb Capital Appreciation Fund shareholders on August 27, 1999.

The acquisition was accomplished by a tax-free exchange of 2,342,857 shares of Van Eck/Chubb Capital Appreciation Fund (valued at $27,551,990) for 1,000,799 shares of Van Eck/Chubb Growth and Income Fund outstanding on November 10, 1999. Van Eck/Chubb Capital Appreciation Fund's net assets at that date, $27,551,990, including $999,686 of unrealized appreciation were combined with those of the Van Eck/Chubb Growth and Income Fund. The aggregate net assets of Van Eck/Chubb Growth and Income Fund and Van Eck/Chubb Capital Appreciation Fund before the acquisition were $58,671,818 and $27,551,990, respectively. In connection with the merger, the Van Eck/Chubb Growth and Income Fund acquired accumulated net realized losses of $9,948,895, of which $212,466 was utilized during the current year. The balance is available for carryforward to future years (see Note B). In accordance with income tax rules the utilization of such carryforward is limited to $1,520,870 annually.

NOTE I--BANK LINE OF CREDIT

The Van Eck/Chubb Funds, Inc. may participate with other funds managed by Van Eck in a $15 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Funds have agreed to pay commitment fees, pro rata, based on usage. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 1999, the Funds did not borrow under the Facility.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
VAN ECK/CHUBB FUNDS, INC.

We have audited the accompanying statement of assets and liabilities, including the schedules of portfolio investments, of the Van Eck/Chubb Funds, Inc. (comprising, respectively, Global Income Fund, Government Securities Fund, Growth and Income Fund, Tax-Exempt Fund and Total Return Fund) (the "Funds"), as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Van Eck/Chubb Funds, Inc. at December 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                                          /s/ Ernest & Young LLP

New York, New York
February 10, 2000

[TRUE BLANK]

[VAN ECK GLOBAL LOGO]

 Investment Adviser:  Chubb Asset Manager, Inc.
        Distributor:  Van Eck Securities Corporation
                      99 Park Avenue, New York, NY 10016
                      www.vaneck.com
Account Asssistance:  (800) 544-4653




This report must be accompanied or preceded by a Van Eck/Chubb Funds prospectus, which includes more complete information such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before you invest.